UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Dakota Gold Corp.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

April 3, 2024

DAKOTA GOLD CORP.

106 Glendale Drive, Suite A

Lead, South Dakota, 57754

(605) 717-2540

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders,

The 2024 annual meeting of stockholders of Dakota Gold Corp., a Nevada corporation, will be held at 106 Glendale Drive, Suite A, Lead, South Dakota, on Tuesday, May 14, 2024 at 8:00 a.m. Mountain Time. For instructions on how to attend and vote your shares at the annual meeting, see the information in the accompanying Proxy Statement. The 2024 annual meeting of stockholders will be held for the following purposes:

1.	To elect seven directors to hold office until the 2025 annual meeting of stockholders or until their successors are elected;

2.	To ratify the appointment of Ernst & Young LLP, as the Company’s independent registered public accountant for the fiscal year ending December 31, 2024;

3.	To approve a proposal to reincorporate the Company from the State of Nevada to the State of Delaware; and

4.	To transact such other business that may properly come before the annual meeting or at any adjournment or postponement thereof.

The Board of Directors recommends a vote FOR each of the director nominees and FOR Proposals 2 and 3.

You are entitled to attend and vote at the annual meeting, or any postponement or adjournment of the annual meeting, if you are a holder of our common stock at the close of business on March 25, 2024. This Proxy Statement, proxy card and Annual Report to Stockholders, including financial statements for the year ended December 31, 2023, are first being sent to stockholders on or around April 3, 2024.

Your vote is important. Whether or not you plan to attend the annual meeting, you are urged to vote as soon as possible to ensure your shares are represented and voted at the annual meeting.

How You Can Vote

We use the “Notice and Access” model permitted by the U.S. Securities and Exchange Commission for distributing our annual meeting materials electronically to certain stockholders. Some stockholders may also automatically receive our annual meeting materials in paper form. You may choose to receive your materials in either format. Please see “Internet Availability of Proxy Materials” on page 1 of the Proxy Statement for more information.

To make sure that your shares are represented at the annual meeting, please cast your vote by one of the following methods:

Online	Go to https://vote.odysseytrust.com and follow the instructions provided. You will need the Control Number provided on your proxy card.
Mail	Complete and sign a paper proxy card or instruction form and mail it in the postage-paid envelope.
During the Meeting	You may vote in person at the annual meeting.

If you are a beneficial stockholder and hold your shares through a broker, bank or other nominee:

You should follow the instructions in the Notice or voting instructions provided by your broker or nominee. In these cases, you may vote by Internet or mail. You may vote your shares beneficially held through your broker if you attend the annual meeting and you obtain a legal proxy from your broker giving you the legal right to vote the shares at the annual meeting.

How You Can Access Proxy Materials Online

Important Notice Regarding the Availability of Proxy Materials for the 2024 annual meeting:

The Proxy Statement, Proxy Card and Annual Report to Stockholders for the year ended December 31, 2023 are available on the Internet at https://odysseytrust.com/client/dakota-gold-corp/

We encourage stockholders to submit their votes in advance of the annual meeting.

April 3, 2024

Cordially,

/s/ Robert Quartermain
Robert Quartermain
Co-Chairman

TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING OF STOCKHOLDERS, PLEASE VOTE AS SOON AS POSSIBLE VIA THE INTERNET OR MAIL. STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING IN PERSON MAY REVOKE THEIR PROXIES AND VOTE IN PERSON DURING THE ANNUAL MEETING IF THEY SO DESIRE.

Proxy Statement

DAKOTA GOLD CORP

106 Glendale Drive, Suite A

Lead, South Dakota 57754

This Proxy Statement is furnished to the stockholders of Dakota Gold Corp. (“Dakota Gold,” the “Company,” “we” or “our”) in connection with the solicitation of proxies by the board of directors of Dakota Gold Corp. (the “Board of Directors”) to be voted at the annual meeting of stockholders on May 14, 2024, or at any postponements or adjournments of the annual meeting. Our annual meeting is being held for the purposes set forth in the accompanying Notice of 2024 Annual Meeting of Stockholders. The Proxy Statement, proxy card and Annual Report to Stockholders, including financial statements for the year period ended December 31, 2023, were first made available to stockholders on or about April 3, 2024.

INTERNET AVAILABILITY OF PROXY MATERIALS

We will furnish our proxy materials through “Notice and Access” via the Internet in accordance with the rules adopted by the Securities and Exchange Commission (the “SEC”). In accordance with the “Notice and Access” model, we will furnish a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders who will have the ability to access the proxy materials on the website referred to in the Notice or to request a printed set of proxy materials. The Notice will contain instructions on how to access our proxy materials and how to vote. In addition, stockholders may request proxy materials in printed form by mail or electronically by email by writing to our Corporate Secretary at 106 Glendale Drive, Suite A, Lead, South Dakota, 57754 or at info@dakotagoldcorp.com. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of our annual meetings.

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholders Meeting to be Held on May 14, 2024: The Proxy Statement, Proxy Card and Annual Report to Stockholders, including financial statements for the fiscal year ended December 31, 2023, are available at https://odysseytrust.com/client/dakota-gold-corp/.

ABOUT THE MEETING

You have received these proxy materials because our Board of Directors is soliciting your proxy to vote your common stock at the annual meeting of stockholders to be held on May 14, 2024. This Proxy Statement describes matters on which we would like you to vote at our annual meeting. It also provides you with information on these matters so that you may make an informed decision.

HOW TO ATTEND THE ANNUAL MEETING

All stockholders as of the close of business on the March 25, 2024 record date (or their duly appointed proxies) may attend the annual meeting. If you are not a stockholder of record but hold your shares through a broker, bank or other holder of record (i.e., in “street name”) and wish to attend the annual meeting, you will need to provide proof of beneficial ownership on the record date, such as your most recent account statement as of March 25, 2024, a copy of the voting instruction card provided by your broker, bank or other holder of record, or other similar evidence of ownership. Registration and seating will begin at 7:30 a.m. Mountain time. Cameras, recording devices and other electronic devices will not be permitted at the annual meeting.

HOW YOU CAN VOTE

We encourage stockholders to submit their votes in advance of the annual meeting. You may elect to vote by one of the following methods.

If you are a stockholder of record or “registered stockholder”:

Online	Go to https://vote.odysseytrust.com and follow the instructions provided. You will need the Control Number provided on your proxy card.
Mail	Complete and sign a paper proxy card or instruction form and mail it in the postage-paid envelope.
During the Meeting	You may vote in person at the annual meeting.

If you are a beneficial stockholder:

You should follow the instructions in the Notice or voting instructions provided by your broker or nominee. In these cases, you may vote by Internet or mail. You may vote your shares beneficially held through your broker if you attend the annual meeting and you obtain a legal proxy from your broker giving you the legal right to vote the shares at the annual meeting.

PROPOSALS FOR THE 2024 ANNUAL MEETING

At our annual meeting, stockholders will vote on the following three items of business:

1.	To elect seven directors to hold office until the 2025 annual meeting of stockholders or until their successors are elected;

2.	To ratify the appointment of Ernst & Young LLP, as the Company’s independent registered public accountant for the fiscal year ending December 31, 2024; and

3.	To approve a proposal to reincorporate the Company from the State of Nevada to the State of Delaware.

Stockholders will also vote on such other matters as may properly come before the annual meeting or any postponement or adjournment thereof.

Our Board of Directors recommends that you vote:

•	FOR the election of each of the seven nominated directors (see “Proposal 1”).

•	FOR the ratification of the appointment of Ernst & Young LLP, as the Company’s independent registered public accountant for the fiscal year ending December 31, 2024 (see “Proposal 2”).

•	FOR the reincorporation of the Company from the State of Nevada to the State of Delaware (see “Proposal 3”).

With respect to any other matter that properly comes before the annual meeting, any of the officers named as proxy holder will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

SHARES ENTITLED TO VOTE

As of March 25, 2024, the record date for the annual meeting, we had 87,703,942 shares of common stock that were outstanding and are entitled to vote at the annual meeting. You can vote all of the shares that you owned on the record date. These shares include: (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner through a stockbroker, bank or other nominee.

Most stockholders hold their shares through a broker or other holder of record rather than directly in their own names. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Odyssey Trust Company, you are considered, with respect to those shares, the stockholder of record, and we have sent the Notice directly to you. As the stockholder of record, you have the right to grant your voting proxy directly to the named proxy holder or to vote in person at the annual meeting. You may vote by proxy via the Internet by following the instructions provided in the Notice. If you request printed copies of the proxy materials by mail, you may also vote by filling out the proxy card included with the materials or by calling the toll-free number found on the proxy card.

Beneficial Owner. If your shares are held in a brokerage account, or by a bank or other holder of record, you are considered the beneficial owner of shares held in “street name,” and the proxy materials are being forwarded to you by that holder together with a voting instruction card. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote and are also invited to attend the annual meeting.

STOCKHOLDERS ENTITLED TO ATTEND THE ANNUAL MEETING

All stockholders as of the March 25, 2024 record date (or their duly appointed proxies) may attend the annual meeting.

QUORUM

The presence at the annual meeting, in person or by proxy, of the holders of one-third (33 1/3%) of the shares of our common stock outstanding and entitled to vote as of the record date will constitute a quorum. There must be a quorum for any action to be taken at the annual meeting (other than an adjournment or postponement of the annual meeting). If you properly submit a proxy, even if you abstain from voting or cast a WITHHOLD vote, then your shares will be counted for purposes of determining the presence of a quorum. If a broker or bank indicates on a proxy that it lacks discretionary authority as to certain shares to vote on a particular matter, commonly referred to as “broker non-votes,” those shares will still be counted for purposes of determining the presence of a quorum at the annual meeting.

HOW YOU MAY VOTE ON EACH PROPOSAL

The voting options for the proposals that we will consider at the annual meeting are:

•	Proposal 1 – Election of Directors. In the election of directors, you may vote FOR any one or all of the nominees or your vote may be WITHHELD with respect to any one or all of the nominees.

•	Proposal 2 – Ratification of Appointment of Independent Auditors. For the ratification of the appointment of Ernst & Young LLP, you may vote FOR or AGAINST the proposal or you may indicate that you wish to ABSTAIN from voting on the proposal.

•	Proposal 3 – Reincorporation to from Nevada to Delaware. For approval of the proposal to reincorporate the Company from the State of Nevada to the State of Delaware, you may vote FOR or AGAINST the proposal or you may indicate that you wish to ABSTAIN from voting on the proposal.

VOTES REQUIRED FOR APPROVAL

The voting requirements for the proposal that we will consider at the annual meeting are:

•	Proposal 1 – Election of Directors. Seven candidates will be elected by a plurality of affirmative votes of the outstanding shares of common stock present at the annual meeting (either in person or by proxy). That is, the seven candidates that receive the highest number of affirmative votes FOR their election will be elected to serve on our Board of Directors. A WITHHOLD vote with respect to any nominee will not affect the election of that nominee. Broker non-votes will have no effect on the election of directors.

•	Proposal 2 – Ratification of Ernst & Young LLP. The affirmative vote of a majority of the outstanding shares of common stock present at the annual meeting (either in person or by proxy) and entitled to vote on this matter FOR this proposal will be required for ratification. For this proposal, if you chose to ABSTAIN from voting, it will count as a vote cast and will therefore have the same effect of a vote AGAINST the proposal.

•	Proposal 3 – Reincorporation to Delaware. The affirmative vote of a majority of the voting power of the issued and outstanding shares of common stock FOR this proposal will be required for approval. For this proposal, if you chose to ABSTAIN from voting, it will count as a vote cast and will therefore have the same effect of a vote AGAINST the proposal. Broker non-votes will have the same effect on the result of this vote as a vote cast AGAINST this proposal.

RIGHTS OF DISSENTERS

No action is proposed at this meeting for which the laws of the state of Nevada or our amended and restated bylaws (the “Bylaws”) provide a right of our stockholders to dissent and obtain appraisal of or payment for such stockholders’ common stock.

HOW PROXIES WILL BE TABULATED AND VOTED

Votes will be tabulated by Odyssey Trust Company. We do not expect any matters to be presented for a vote at the annual meeting other than the matters described in this Proxy Statement. If you grant a proxy, any of the officers named as proxy holder, Robert Quartermain, Patrick Malone, Shawn Campbell or their nominee(s) or substitute(s), will have the discretion to vote your shares on any additional matters that are properly presented for a vote at the annual meeting. If a nominee is not available as a candidate for director, any of the officers named as proxy holder will vote your proxy for another candidate nominated by our Board of Directors.

Proxies submitted properly will be voted in accordance with the instructions contained therein. If you submit a proxy but do not provide voting directions, the proxy will be voted:

•	FOR each of the seven director nominees,

•	FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm,

•	FOR the reincorporation of the Company from Nevada to Delaware,

and in such manner as the proxy holders named on the proxy determine, in their discretion, upon such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

If your shares are held through a broker, bank or other nominee (collectively referred to as “brokers”), the broker will vote your shares according to the specific instructions it receives from you. If the broker does not receive voting instructions from you, the broker may vote only on proposals that are considered “routine” matters. Under applicable NYSE rules and guidance, at this year’s annual meeting, your broker may vote without your instructions only on Proposal 2 (the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024). The broker’s failure to vote on Proposal 1 (the election of directors) and Proposal 3 (reincorporation of the Company from Nevada to Delaware) because the broker lacks discretionary authority to do so is commonly referred to as a “broker non-vote”.

CHANGING YOUR VOTE

After you have submitted your proxy, you may change the votes you cast or revoke your proxy at any time before the votes are cast at the annual meeting by:

•	delivering a written notice of your revocation to our Corporate Secretary at our principal executive office located at 106 Glendale Drive, Suite A, Lead, South Dakota 57754; or

•	executing and delivering a later dated proxy card; or

•	by the Internet by following the voting instructions provided in the Notice.

In addition, the powers of the proxy holders to vote your stock will be suspended if you attend the annual meeting and so request, although attendance at the annual meeting will not by itself revoke a previously granted proxy.

SOLICITATION COSTS

The accompanying proxy is solicited on behalf of the Company by its Board of Directors, and the cost of solicitation will be borne by Dakota Gold. Following the original mailing of the proxies and soliciting materials, directors, officers, and employees of the Company may solicit proxies by mail, telephone, facsimile, email or personal interviews. We will also request banks and brokers to solicit their customers who have a beneficial interest in our common stock registered in the names of nominees, and we will reimburse banks and brokers for their reasonable out-of-pocket expenses in so doing. Such cost is anticipated to be immaterial.

PROPOSAL 1 ELECTION OF DIRECTORS

The Board of Directors unanimously recommends that the Company’s stockholders vote FOR the election of each of the seven nominees.

The Board of Directors has nominated for election at the annual meeting Drs. Quartermain and O’Rourke, Messrs. Awde and Aberle and Messes. Grafton, Koenig and Schroeder to serve until the 2025 annual meeting of stockholders or until their successors are elected. Each nominee has consented to being named as a nominee.

The following table sets forth the name, age, and current positions of each nominee:

Name	Age	Position	Director Since
Gerald Aberle	65	Director, Chief Operating Officer	March 2022
Jonathan Awde	46	Director, President and Chief Executive Officer	November 2017
Jennifer S. Grafton (1)(2)(3)(4)	48	Director, Chair of the Compensation Committee	March 2022
Amy K. Koenig(1)(2)(3)(5)	50	Director, Chair of the Nominating and Corporate Governance Committee	March 2022
Stephen O’Rourke(4)(5)	68	Director, Co-Chairman of the Board of Directors, Chair of the ESG Committee	March 2022
Robert Quartermain(2)(4)(5)	69	Director, Co-Chairman of the Board of Directors, Chair of the Technical Committee	March 2022
Alice Schroeder(1)(3)	67	Director, Chair of the Audit Committee	August 2022

(1)	Member of the Audit Committee.
(2)	Member of the Compensation Committee.
(3)	Member of the Nominating and Corporate Governance Committee.
(4)	Member of the ESG Committee.
(5)	Member of the Technical Committee.

The seven candidates that receive the highest number of affirmative votes will be elected to serve on our Board of Directors.

Nominees for Election

Biographical information regarding each nominee is set forth below, based upon information furnished to us by the nominee.

Gerald Aberle. Mr. Aberle serves as Chief Operating Officer and a Director of Dakota Gold, and has held numerous corporate management positions for public companies operating in the exploration business. After graduating with a Bachelor of Science in Mining Engineering from the South Dakota School of Mines, Aberle attained more than 40 years of experience in the minerals industry, including 22 years at the Homestake Gold Mine in Lead, South Dakota. In addition, his mining background includes extensive engineering, operations management and project management experience, including consulting in the mining, underground construction and minerals exploration business for clients including Homestake Mining Co., Barrick Gold Corp., the State of South Dakota and the University of Washington in connection with the planning and development of the National Science Foundation’s national deep underground science and engineering laboratory. Our Board believes Mr. Aberle’s experience and skills developed as a member of corporate management for several publicly traded mining companies provide him with the appropriate background in matters related to mining operations and risk assessment and make him well-qualified to serve as a director of the Company.

Jonathan Awde. Mr. Awde serves as Chief Executive Officer and a Director of Dakota Gold. Previously, he served as co-founder, Director and Chief Executive and President of Gold Standard Ventures Corp. As CEO/President/Director, from July 2010 through December 2020, Awde oversaw all corporate development, asset acquisition, joint ventures, capital raising and the procurement of capital for the development of Gold Standard Ventures Corp.’s assets. Awde spent the last 15 years raising financing for various junior resource companies, focusing on institutional accounts, high net worth and family offices, and has raised more than $600 million for public and private companies in the natural resources sector during this period. Mr. Awde holds a Bachelor of Arts in Economics & Finance from Acadia University. Our Board believes Mr. Awde’s experience and skills developed as an executive officer and director for several publicly traded mining companies provide him with the appropriate background in matters related to finance, mining operations and risk assessment and make him well-qualified to serve as a director of the Company.

Jennifer S. Grafton. Ms. Grafton currently serves as Executive Vice President and General Counsel of E2open Parent Holdings Inc. (NYSE: ETWO), a cloud-based, end-to-end supply chain management software company. Previous to E2open, Ms. Grafton worked at Westmoreland Coal Company (NASDAQ: WLB) for over a decade, most recently serving as Chief Legal Officer, Chief Administrative Officer and Secretary. Prior to Westmoreland, Ms. Grafton worked in the corporate group of various Denver-based and national law firms focusing her practice on securities and corporate governance. Ms. Grafton also serves as a director for Farmland Partners Inc. (NYSE: FPI), serving as Lead Independent Director and Chair of the Compensation Committee. Ms. Grafton holds a Master of Business Administration from the University of Michigan, Juris Doctorate from the University of Denver and a Bachelor of Arts in politics and government from the University of Puget Sound. Our Board believes Ms. Grafton’s experience and skills developed as a lawyer, head of human resources and an executive officer for several publicly traded companies provide her with the appropriate background in matters related to executive compensation, corporate governance and risk assessment and make her well-qualified to serve as a director of the Company.

Amy K. Koenig. Ms. Koenig currently serves as Vice President - Governance, Corporate Secretary and Deputy General Counsel for Black Hills Corporation (NYSE: BKH), an electric and gas utility company headquartered in Rapid City, South Dakota. Ms. Koenig is a Certified Corporate Governance Professional. Prior to joining Black Hills Corporation in 2013, Ms. Koenig spent ten years in private practice as a litigator with Gunderson, Palmer, Nelson & Ashmore, LLP. Ms. Koenig holds a Juris Doctorate from the University of South Dakota School of Law. Before beginning her legal career, Ms. Koenig held various engineering roles of increasing responsibility in both the chemical and computer industries and holds a Bachelor of Science in chemical engineering from the South Dakota School of Mines & Technology. Ms. Koenig also serves on the Board of Directors of the Children’s Home Society of South Dakota. Our Board believes Ms. Koenig’s experience and skills developed as a lawyer and senior executive for a publicly traded company provide her with the appropriate background in matters related to corporate governance and risk assessment and make her well-qualified to serve as a director of the Company.

Stephen O’Rourke. Dr. O’Rourke serves as a Director of Dakota Gold and previously served as President of global petroleum exploration for BHP Billiton (“BHPB”) (NYSE: BHP) and was a member of its senior management team. Other key roles at BHPB included Vice President of Development Planning and Vice President of Appraisal and Petroleum Engineering. Prior to joining BHPB, he held various senior technical and management roles for Shell Oil Co. He is a founding partner of Strategic Management Partners LLC, a consulting firm based in Rapid City, South Dakota, specializing in energy, minerals and business development. He currently is a Non-Executive Lead Director of RESPEC, an engineering consulting firm also based in Rapid City. Dr. O’Rourke also serves as a Chairman of the South Dakota School of Mines & Technology Geological Engineering advisory board. Dr. O’Rourke holds a Bachelor of Science in Geological Engineering and an Honorary Doctorate of Public Service from South Dakota Mines and is a graduate of the Wharton School of Business Advanced Management Program. Our Board believes Dr. O’Rourke’s experience and skills developed as an executive officer for a publicly traded company provide him with the appropriate background in matters related to mining operations and risk assessment and make him well-qualified to serve as a director of the Company.

Robert Quartermain. Dr. Quartermain serves as a Director of Dakota Gold and was most recently Executive Chairman of Pretium Resources Inc., which he founded in October 2010. Prior to Pretium, he was President and Chief Executive Officer of Silver Standard Resources Inc. (now SSR Mining Inc.) for 25 years from 1985-2010. Dr. Quartermain holds a Bachelor of Science from the University of New Brunswick, a Master of Science from Queens University, his Professional Geoscience certification from the Engineers and Geoscientists BC and Honorary Doctor of Science from the University of New Brunswick. In addition to his focus on Dakota Gold, Dr. Quartermain has a number of education, wildlife and social justice philanthropic interests that he supports. Our Board believes Dr. Quartermain’s experience and skills developed as an executive officer and director for several publicly traded mining companies provide him with the appropriate background in matters related to finance, mining operations and risk assessment and make him well-qualified to serve as a director of the Company.

Alice Schroeder. Ms. Schroeder serves as a Director of Dakota Gold and serves or has served on numerous public company boards, including HSBC North America Holdings Inc., Prudential plc, Carbon Streaming Corporation, Natus Medical Incorporated, as well as private equity-backed and venture boards such as RefleXion Medical, Inc. and Westland Insurance Group Limited. She began her career as a CPA at Ernst & Young and spent nearly two decades on Wall Street as an analyst and banker as a managing director at several firms, principally Morgan Stanley. Ms. Schroeder holds a Bachelor of Business Administration and a Master of Business Administration from the University of Texas at Austin. In addition, she is active in a variety of philanthropic causes related to historic preservation, education, and service to veterans. Our Board believes Ms. Schroeder’s experience and skills developed as a director for numerous publicly traded companies provide her with the appropriate background in matters related to finance and risk assessment and make her well-qualified to serve as a director of the Company.

PROPOSAL 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors, pursuant to the recommendation of the Audit Committee of the Board of Directors, unanimously recommends that the Company’s stockholders vote FOR the ratification of the appointment of Ernst & Young LLP (“EY”) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

The affirmative vote of the holders of a majority of the common stock entitled to vote and represented in person or by proxy at the annual meeting is required to ratify the selection of our independent registered public accounting firm for the fiscal year 2024. In the event the ratification is not approved by the required number of holders, the Audit Committee may reconsider, but will not necessarily change, its selection of EY to serve as our independent registered public accounting firm. A representative of EY will not attend the annual meeting.

EY has been engaged as the Company’s independent registered public accounting firm since August 14, 2023 and audited the Company’s financial statements for the fiscal year ended December 31, 2023. Ham, Langston & Brezina, L.L.P. (“Ham, Langston & Brezina”) served as the Company’s independent registered public accounting firm with respect to the audit of financial statements for the transition period ended December 31, 2022 and the fiscal year ended March 31, 2022. The Company’s prior engagement with Ham, Langston & Brezina as the Company’s independent registered public accounting firm was terminated by mutual agreement of the Company’s Audit Committee and Ham, Langston & Brezina. The audit reports of Ham, Langston & Brezina on the Company’s financial statements for the transition period ended December 31, 2022 and the fiscal year ended March 31, 2022 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the transition period ended December 31, 2022 and the fiscal year ended March 31, 2022, and through the subsequent interim period preceding Ham, Langston & Brezina’s dismissal, there were no disagreements between the Company and Ham, Langston & Brezina on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ham, Langston & Brezina, would have caused it to make reference thereto in its reports on the Company’s financial statements for such fiscal years and there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The following table sets out the aggregate fees billed for the fiscal year ended December 31, 2023, the nine-month transition period ended December 31, 2022 and the fiscal year ended March 31, 2022 for the categories of fees described.

	Fiscal year ended December 31, 2023(4)	Transition Period ended December 31, 2022	Fiscal year ended March 31, 2022
Audit fees(1)	$250,000	$80,000	$107,981
Audit-related fees(2)	--	30,200	41,950
Tax fees(3)	--	--	--
All other fees	--	--	--
Total Fees	250,000	110,200	149,931

(1)	Audit fees consist of the aggregate fees billed or expected to be billed by EY for the audit of the Company’s consolidated annual financial statements, reviews of interim financial statements, consents, comfort letters and financial accounting and reporting consultations.
(2)	Audit-related fees are fees for professional services rendered for other attest services, accounting consultations and audits in connection with acquisitions, and attest services related to financial reporting that are not required by statute or regulation.
(3)	Tax fees consist of fees for professional services rendered in connection with tax compliance, tax advice and tax planning.
(4)	The Company paid its prior auditor, Ham, Langston & Brezina, fees of $121,940 to review the Company’s financial statements for the quarters ended March 31, 2023 and June 30, 2023 and services performed to provide comfort letters, 8-K procedures and successor auditor communications during the year.

Pre-Approval Policies and Procedures

All services to be performed by the Company’s auditors must be approved in advance by the Audit Committee. The Audit Committee has considered whether the provision of services other than audit services is compatible with maintaining the auditors’ independence and has adopted a charter governing its conduct. The charter is reviewed annually and requires the pre-approval of all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its auditors, subject to the de minimis exceptions for non-audit services as allowed by applicable law or regulation. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, if decisions of such a subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting. Pursuant to these procedures, all services and related fees reported during the year ended December 31, 2023, the nine-month transition period ended December 31, 2022 and the year ended March 31, 2022 were pre-approved by the Audit Committee.

PROPOSAL 3 reincorporation from Nevada TO DELAWARE

The Board of Directors unanimously recommends that the Company’s stockholders vote FOR the proposal to reincorporate the Company from the State of Nevada to the State of Delaware.

Our Board of Directors has approved and recommends to the stockholders a proposal to change the Company’s state of incorporation from the State of Nevada to the State of Delaware (the “Reincorporation”). If our stockholders approve the proposal, we will effect the Reincorporation by converting the corporation as provided in the Delaware General Corporation Law (the “DGCL”) and the Nevada Revised Statutes (the “NRS”).

Reasons for the Reincorporation

Our Board of Directors believes that there are a number of reasons why Delaware is an attractive state for the incorporation of the Company and why reincorporating is in the best interests of our stockholders. For many years, Delaware has followed a policy of encouraging incorporation in that state. To advance that policy, Delaware has adopted comprehensive, modern and flexible corporate laws that are updated and revised periodically to meet changing business needs. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware. Delaware courts have developed considerable expertise in dealing with corporate issues. In doing so, Delaware courts have created a substantial body of case law construing Delaware law and establishing public policies with respect to Delaware corporations. Our Board of Directors believes that this environment provides greater predictability with respect to corporate legal affairs and allows a corporation to be managed more efficiently.

In contrast, Nevada case law concerning the effects of its statutes and regulations is more limited, resulting in less predictability with respect to legality of corporate affairs and transactions and stockholders’ rights to challenge them. The Company believes that investors are familiar with Delaware law and generally comfortable with the degree of certainty that Delaware jurisprudence provides, which may help attract investors and potentially bolster trading in the Company’s Common Stock.

As discussed below under “Certain Effects of the Change in State of Incorporation,” there are differences in Delaware Law and Nevada Law that may affect the rights of stockholders.

The Plan of Conversion

To accomplish the reincorporation, the Board of Directors has adopted a plan of conversion (the “Plan of Conversion”), substantially in the form attached hereto as Appendix A. The Plan of Conversion provides that we will convert into a Delaware corporation and thereafter will be subject to the DGCL.

Assuming the holders of a majority of our outstanding shares of common stock vote in favor of this Proposal 3, we will cause the Reincorporation to be effected at such time as we determine by filing with (1) the Secretary of State of the State of Nevada articles of conversion, substantially in the form attached hereto as Appendix B (the “Articles of Conversion”) and (2) the Secretary of State of the State of Delaware (i) the certificate of conversion, substantially in the form attached hereto as Appendix C (the “Delaware Certificate of Conversion”) and (ii) the Certificate of Incorporation, substantially in the form attached hereto as Appendix D (the “Delaware Certificate of Incorporation”). In addition, if and when the Board of Directors effects the Reincorporation, the Board of Directors will adopt the Bylaws of Dakota Gold Corp. substantially in the form attached hereto as Appendix E (the “Delaware Bylaws”). Approval of this Proposal 3 by our stockholders will constitute approval of the Plan of Conversion, the Articles of Conversion, the Delaware Certificate of Conversion, the Delaware Certificate of Incorporation, and the Delaware Bylaws.

The Reincorporation will be effected pursuant to the Plan of Conversion. The Plan of Conversion provides that the Company will convert into a Delaware corporation, which will continue with all of the assets, rights, privileges and powers of the Company, and all property owned by the Company, all debts due to the Company, as well as all other causes of action belonging to the Company immediately prior to the conversion, remaining vested in Dakota Gold Corp., a Delaware corporation (“Reincorporated Dakota Gold”) following the conversion. The Company will remain as the same entity following the Reincorporation. The directors and officers of the Company immediately prior to the conversion will be the directors and officers of Reincorporated Dakota Gold.

After the Reincorporation, the Delaware Certificate of Incorporation and Delaware Bylaws will be the governing instruments of Reincorporated Dakota Gold, resulting in some changes from the current amended and restated articles of incorporation of the Company (the “Articles of Incorporation”) and Bylaws, such as a change in the registered office and agent of the Company from an office and agent in Nevada to an office and agent in Delaware.

Effect of Vote for the Reincorporation

A vote in favor of the Reincorporation proposal is a vote to approve the Plan of Conversion and therefore the Reincorporation. A vote in favor of the Reincorporation proposal is also effectively a vote in favor of the Delaware Certificate of Incorporation and Delaware Bylaws.

If the Reincorporation proposal fails to obtain the requisite vote for approval, the Reincorporation will not be consummated and the Company will continue to be incorporated in Nevada and be subject to the Company’s existing Articles of Incorporation and Bylaws.

Effective Time

If the Reincorporation proposal is approved, the Reincorporation will become effective upon the filing of, and at the date and time specified in (as applicable), the Delaware Certificate of Conversion and Delaware Certificate of Incorporation filed with the Secretary of State of Delaware and the Nevada Articles of Conversion are filed with the Secretary of State of Nevada, in each case, upon acceptance thereof by the Delaware Secretary of State and the Nevada Secretary of State, respectively. If the Reincorporation proposal is approved, it is anticipated that our Board of Directors will cause the Reincorporation to be effected as soon as reasonably practicable. However, the Reincorporation may be delayed by the Board of Directors or the Reincorporation may be terminated and abandoned by action of the Board of Directors at any time prior to the effective time of the Reincorporation, whether before or after the approval by the Company’s stockholders, if the Board of Directors determines for any reason that the consummation of the Reincorporation should be delayed or would be inadvisable or not in the best interests of the Company and its stockholders, as the case may be.

Certain Effects of the Reincorporation

The Reincorporation will effect a change in our legal domicile; however, it will not result in any change in headquarters, business, jobs, management, location of any of offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to reincorporating, which are immaterial). Management, including the directors and officers, will remain the same in connection with reincorporating. There will be no substantive change in the employment agreements for executive officers or in other direct or indirect interests of the current directors or executive officers as a result of reincorporating. Upon the effective time of the Reincorporation, each share of our common stock outstanding immediately prior to such effective time, by virtue of reincorporating and without any action on the part of the holder thereof, be converted into one fully paid and non-assessable share of common stock of Dakota Gold Corp., a Delaware corporation.

The following chart summarizes some of the material differences between the DGCL and the NRS. This chart does not address each difference between Delaware law and Nevada law but focuses on some of those differences which the Company believes are most relevant to the existing stockholders. This chart is not intended as an exhaustive list of all differences and is qualified in its entirety by reference to the DGCL and the NRS.

Delaware	Nevada
Removal of Directors

Unless otherwise provided in the certificate of incorporation, the DGCL permits the holders of a majority of shares of a corporation without a classified board then entitled to vote in an election of directors, to remove directors, with or without cause.	Unless otherwise provided in the articles of incorporation, the NRS provides that any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock, with or without cause.

Number of Directors

Delaware law provides that a corporation must have at least one director and that the number of directors shall be fixed by or in the manner provided in the bylaws unless the certificate of incorporation fixes the number of directors. If that is the case, then the number of directors can only be changed by amending the certificate of incorporation.	Nevada law provides that a corporation must have at least one director and may provide in its articles of incorporation or in its bylaws for a fixed number of directors or a variable number, and for the manner in which the number of directors may be increased or decreased.

Dividends and Other Distributions

Delaware law permits the directors of a corporation, subject to any restrictions contained in its certificate of incorporation, to declare and pay dividends upon the shares of its capital stock, either (1) out of its surplus, as computed in accordance with the DGCL, or (2) in case there is no surplus, out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. However, such dividends cannot be declared out of net profits if the capital of the corporation, has diminished by depreciation in the value of its property, or by losses or otherwise, to an amount less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets.

Additionally, the DGCL also imposes on any director under whose administration distributions are declared in violation of the foregoing provision, personal liability to a corporation’s creditors in the event of its dissolution or insolvency, up to the full amount of the unlawful distribution, for a period of 6 years following a dividend declaration, unless such director’s dissent was recorded in the minutes of the proceedings approving the distribution.

Nevada law prohibits distributions to stockholders when the distributions would (i) render the corporation unable to pay its debts as they become due in the usual course of business and (ii) render the corporation’s total assets less than the sum of its total liabilities plus the amount that would be needed to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.

Additionally, the NRS imposes personal liability on any director under whose administration distributions are declared in violation of the foregoing provision to a corporation’s creditors in the event of its dissolution or insolvency, up to the full amount of the unlawful distribution, for a period of 3 years following a dividend declaration, unless such director’s dissent was recorded in the minutes of the proceedings approving the distribution.

Limitation of Liability

A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit.

The Delaware Certificate of Incorporation includes such a provision.

Under Nevada law, unless the articles of incorporation provide for greater individual liability, a director or officer is not individually liable to the corporation or its stockholders for any damages as a result of any act or failure to act in his capacity as a director or officer unless it is proven that: (a) his act or failure to act constituted a breach of his fiduciary duties as a director or officer; and (b) his breach of those duties involved intentional misconduct, fraud or a knowing violation of law.

Indemnification

Under the DGCL, a corporation may indemnify current or former directors, officers, employees or agents against reasonable expenses, attorney’s fees, fines, judgments, and settlements incurred in actions brought against them in their capacity as such, so long as they acted in good faith and under the reasonable belief that their actions were not opposed to the best interests of the corporation and were lawful. However, to the extent a person is found liable to the corporation in such an action, the corporation may only indemnify that person upon approval of the court where the action was brought. Additionally, a corporation can advance defense and expenses after the receiving individual agrees to repay the corporation if such person is ultimately determined not to be entitled to indemnification.

The Delaware Certificate of Incorporation and Delaware Bylaws provide for indemnification of directors and officers to the fullest extent permitted by the DGCL.

Under the NRS, a corporation may indemnify current or former directors, officers, employees or agents against expenses, including attorney’s fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by the person in connection with the action, suit or proceeding if the person acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. The corporation may also identify such individuals in actions by or in the right of the corporation to procure a judgment in its favor. A corporation can advance expenses after the receiving individual agrees to repay the corporation if such person is ultimately determined not to be entitled to indemnification.

In derivative suits, a corporation may indemnify its agents for expenses that the person actually and reasonably incurred. A corporation may not indemnify a person if the person was adjudged to be liable to the corporation unless a court otherwise orders.

No corporation may indemnify a party unless it determines, through its stockholders, directors or independent counsel, that the indemnification is proper.

Expiration of Proxies

Section 212 of the DGCL provides that the appointment of a proxy with no expiration date may be valid for up to 3 years, but that a proxy may be provided for a longer period. Furthermore, a duly executed proxy may be irrevocable if it states that it is irrevocable and if, it is coupled with an interest in the stock itself or an interest in the corporation generally, sufficient in law to support an irrevocable power.	Section 78.355(4) of the NRS provides that proxies may not be valid for more than 6 months, unless the proxy is irrevocable due to being coupled with an interest or the stockholder specifies that the proxy is to continue in force for a longer period.

Shareholder Meeting Quorum Requirements

Section 216 of the DGCL provides that the certificate of incorporation or bylaws of any corporation authorized to issue stock may specify the number of shares having voting power and the number of such shares that must be present or represented by proxy at any meeting in order to constitute a quorum, however, a quorum may not consist of less than one-third of the shares entitled to vote at the meeting.

The Delaware Bylaws provides that the holders of one-third (33 1/3%) of the shares of our common stock outstanding and entitled to vote will constitute a quorum.

Section 78.320(1)(a) of the NRS provides that unless the articles of incorporation or bylaws provide for different proportions, a majority of the voting power of the common stock constitutes a quorum for the transaction of business.

The Company’s current bylaws provide that the holders of one-third (33 1/3%) of the shares of our common stock outstanding and entitled to vote will constitute a quorum.

Shareholder Voting Requirements

Under the DGCL, the bylaws or certificate of incorporation may set the percentage vote required for any specific action by the stockholders. In the absence of such a provision, the stockholders may approve corporate actions by a vote of a majority of those shares represented at the meeting and elect directors by a plurality.	Unless provided otherwise under the NRS, the articles of incorporation or the bylaws, action by the stockholders of a Nevada corporation on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action.

Amendment to the Bylaws

Delaware law provides that the stockholders may amend or repeal bylaws at any annual or special meeting where a quorum is present, by a majority vote of those shares present (or by a supermajority vote if required by the certificate of incorporation or current bylaws), unless the certificate of incorporation confers such power on the board of directors, although the power vested in the stockholders is not divested or limited where the board of directors also has such power.

The Delaware Certificate of Incorporation provides that the Board of Directors is expressly authorized and empowered to adopt, amend, alter, or repeal the Bylaws without any action on the part of the stockholders.

Nevada law provides that, unless otherwise prohibited by any bylaws adopted by the stockholders, the board of directors may amend any bylaw, including any bylaw adopted by the stockholders. The articles of incorporation may grant the authority to adopt, amend or repeal bylaws exclusively to the directors.

Amendment to the Certificate of Incorporation

Section 242(b) of the DGCL provides that the stockholders must approve most amendments to the corporation’s certificate of incorporation adopted by the board of directors at a special or annual meeting by a majority vote (or by a supermajority vote if required by the certificate of incorporation) of those shares entitled to vote on such matter. Unless required by the certification of incorporation, the DGCL exempts a name change or deletion of certain provisions of a certificate of incorporation from the requirement of stockholder approval.

Additionally, Section 242(d) provides that amendments for reverse stock splits and to increase or decrease to the number of authorized shares of a class of stock may be approved by majority of votes cast (unless the certificate of incorporation expressly elects to maintain a “majority of the shares outstanding” voting standard under Section 242(b)) if the class of stock in question is listed on a national exchange immediately before the amendment becomes effective and the affected class of stock continues to meet the listing requirements of the applicable national securities exchange regarding any minimum number of holders after giving effect to such amendment. A Delaware corporation need not solicit stockholder votes to amend its certificate of incorporation to effectuate a forward stock split and proportionately increase its authorized shares, so long as the corporation has only one class of stock outstanding and it is not divided into series.

The Delaware Certificate of Incorporation follows the default voting standards permitted by Section 242(d).

Nevada law provides that the articles of incorporation may be amended after the board of directors adopt a resolution setting forth the amendment and a majority of the stockholders approve such amendment. However, stockholder approval is not required for a change in the corporation’s name unless the articles of incorporation provide otherwise.

Stockholder Inspection Rights

Under Delaware law, any stockholder or beneficial owner of shares may, upon written demand under oath stating the proper purpose thereof and during usual business hours, either in person or by attorney, inspect and make copies and extracts from a corporation’s stock ledger, list of stockholders and its other books and records for any proper purpose. The burden of proving a proper purpose is on the stockholder who seeks to inspect corporate records; however, the stated judicial standard is a purpose reasonably related to an interest as a stockholder.	Under Nevada law, any person who has been a stockholder of record for at least six months or holds at least 5% of all outstanding shares shall have the right to examine, in person or by agent, a copy of the corporation’s articles of incorporation (and all amendments and bylaws) and stock ledger. The Nevada corporation may require the stockholder to furnish an affidavit that the inspection is not desired for a purpose which is in the interest of a business or object other than the business of the corporation.

Interested Stockholder Combinations

Delaware has a business combination statute, set forth in Section 203 of the DGCL, which provides that any person who acquires 15% or more of a corporation’s voting stock (thereby becoming an “interested stockholder”) may not engage in certain “business combinations” with the target corporation for a period of 3 years following the time the person became an interested stockholder, unless (i) the board of directors of the corporation has approved, prior to the interested stockholder’s acquisition of stock, either the business combination or the transaction that resulted in the person becoming an interested stockholder, (ii) upon consummation of the transaction that resulted in the person becoming an interested stockholder, that person owns at least 85% of the corporation’s voting stock outstanding at the time the transaction is commenced (excluding shares owned by persons who are both directors and officers and shares owned by employee stock plans in which participants do not have the right to determine confidentially whether shares will be tendered in a tender or exchange offer), or (iii) the business combination is approved by the board of directors and authorized by the affirmative vote (at an annual or special meeting and not by written consent) of at least two-thirds of the outstanding voting stock not owned by the interested stockholder.

Section 78.438 of the NRS prohibits a Nevada corporation from engaging in any business combination with any interested stockholder (any entity or person beneficially owning, directly or indirectly, 10% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling or controlled by any of these entities or persons) for a period of 3 years following the date that the stockholder became an interested stockholder, unless prior to that date, the board of directors of the corporation approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder. Section 78.439 provides that business combinations after the 2-year period following the date that the stockholder becomes an interested stockholder may also be prohibited unless approved by the corporation’s directors or other stockholders or unless the price and terms of the transaction meet the criteria set forth in the statute.

For purposes of determining whether a person is the “owner” of 15% or more of a corporation’s voting stock for purposes of Section 203 of the DGCL, ownership is defined broadly to include the right, directly or indirectly, to acquire the stock or to control the voting or disposition of the stock. A business combination is also defined broadly to include (i) mergers or consolidations of the corporation or its subsidiaries with or caused by the interested stockholder, (ii) sales or other dispositions of 10% or more of the assets of a corporation with or to an interested stockholder, (iii) certain transactions resulting in the issuance or transfer to the interested stockholder of any stock of the corporation or its subsidiaries, (iv) certain transactions which would result in increasing the proportionate share of the stock of a corporation or its subsidiaries owned by the interested stockholder, and (v) receipt by the interested stockholder of the benefit (except proportionately as a stockholder) of any loans, advances, guarantees, pledges or other financial benefits.

These restrictions placed on interested stockholders by Section 203 of the DGCL do not apply under certain circumstances, including, but not limited to, the following: (i) if the corporation’s original certificate of incorporation contains a provision expressly electing not to be governed by Section 203, (ii) if the corporation, by action of its stockholders, adopts an amendment to its bylaws or certificate of incorporation expressly electing not to be governed by Section 203, provided that such an amendment is approved by the affirmative vote of not less than a majority of the outstanding shares entitled to vote and that such an amendment will not be effective until 12 months after its adoption (except for limited circumstances where effectiveness will occur immediately) and will not apply to any business combination with a person who became an interested stockholder at or prior to such adoption.

The Delaware Certificate of Incorporation does not include an election to not be governed by Section 203.

Advance Notice Provisions

Delaware law permits a corporation to include in its bylaws provisions requiring advance notice of shareholder proposals.

The Delaware Bylaws will provide that advance notice of a stockholder’s proposal or director nominee must be delivered to the Secretary at the Company’s principal executive offices not less than ninety (90) days nor more than one hundred and twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not earlier than the one hundred twentieth (120th) day prior to such annual meeting and not later than the later of (i) the ninetieth (90th) day prior to such annual meeting, or (ii) the tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made.

Nevada law permits a corporation to include in its bylaws provisions requiring advance notice of shareholder proposals. The Company’s current Bylaws do not include such an advance notice provision.

Selection of Forum

The Delaware Bylaws contain a provision regarding selection of forum, which provides that unless the Company consents in writing to the selection of an alternative forum, the Delaware Court of Chancery shall, to the fullest extent permitted by law, be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Company, (b) any action asserting a claim of, or claim based on, breach of a fiduciary duty owed by, or other wrongdoing by, any director, officer, or other employee of the Company to the Company or the Company’s stockholders (including a beneficial owner of stock), (c) any action asserting a claim against the Company arising pursuant to any provision of the DGCL, the Company’s Certificate of Incorporation or these Bylaws, (d) any action to interpret, apply, enforce or determine the validity of the Company’s Certificate of Incorporation or Bylaws, or (e) any action asserting a claim against the Company governed by the internal affairs doctrine, in each case subject to the Court of Chancery having personal jurisdiction over the indispensable parties named as defendants therein.

Any person or entity purchasing or otherwise acquiring any interest in any of our securities shall be deemed to have notice of and consented to this provision. These exclusive-forum provisions may limit a stockholder’s ability to bring a claim in a judicial forum of its choosing for disputes with us or our directors, officers, or other employees, which may discourage lawsuits against us and our directors, officers, and other employees. If a court were to find either exclusive-forum provision in our amended and restated bylaws to be inapplicable or unenforceable in an action, we may incur additional costs associated with resolving the dispute in other jurisdictions, which could harm our results of operations.

The Company’s current Articles of Incorporation and Bylaws do not contain any provisions governing selection of forum for litigating corporate claims.

Securities Act Consequences

The shares of the Company’s common stock to be issued in exchange for shares of our common stock are not being registered under the Securities Act of 1933, as amended (the “Securities Act”). In that respect, the Company is relying on Rule 145(a)(2) under the Securities Act, which provides that a conversion that has as its sole purpose a change in a corporation’s domicile does not involve the sale of securities for purposes of the Securities Act. After the Reincorporation, Reincorporated Dakota Gold will be a publicly held company, and it will file with the SEC and provide to its stockholders the same type of information that we have previously filed and provided. Stockholders, whose shares of our common stock are freely tradable before the Reincorporation, will continue to have freely tradable shares of Reincorporated Dakota Gold common stock. In summary, Reincorporated Dakota Gold and its stockholders will be in the same respective positions under the federal securities laws after the Reincorporation as the Company and our stockholders prior to the Reincorporation.

No Exchange of Stock Certificates Required

Stockholders are not required to exchange their stock certificates for new certificates representing shares of Reincorporated Dakota Gold common stock. New stock certificates representing shares of Reincorporated Dakota Gold common stock will not be issued to a stockholder until such stockholder submits one or more existing certificates for transfer, whether pursuant to a sale or other disposition. However, stockholders (at their option and at their expense) may exchange their stock certificates for new certificates representing shares of Reincorporated Dakota Gold common stock following the Effective Time of the Conversion.

THE BOARD AND ITS COMMITTEES

Board Leadership Structure and Risk Oversight

Our CEO and Co-Chairmen roles are separate. The Board of Directors has not reached a formal policy on separation of the roles of CEO and Chairman and will periodically review the leadership structure to determine appropriateness. Drs. Quartermain and O’Rourke, our Co-Chairmen, bring significant experience in the mining and natural resource industries, serving in various executive and board positions. In their capacity as Co-Chairmen, both work closely with Mr. Awde, the Chief Executive Officer.

Companies such as ours face a variety of risks, including financial reporting, legal, credit, liquidity, operational, health, safety and cybersecurity. The Board of Directors believes an effective risk management system will (1) identify the material risks that we face in a timely manner, (2) communicate necessary information with respect to material risks to senior executives and to the Board of Directors or relevant board committee, (3) implement or oversee implementation of appropriate and responsive risk management and mitigation strategies consistent with our risk profile, and (4) integrate risk management into our decision-making.

The Board of Directors oversees risk management after receiving briefings from management and advisors and based on its own analysis and conclusions regarding the adequacy of our risk management processes. The Board of Directors, with assistance and input from its committees, continuously evaluates and manages material risks, including geopolitical and enterprise risk, financial risk, environmental risk, health and safety risk, and the effect of compensation structures on risk-taking behaviors. The Board of Directors’ committees are an integral part of its oversight of risk management. As examples, the committees provide the following assistance to the Board of Directors: the Audit Committee assists with the assessment of the Company’s exposure to enterprise-level risks, as well as the Company’s major financial risk exposure; the Compensation Committee assists with the assessment of risks related to the performance of the Company’s executive officers; and the ESG Committee and Technical Committee assist with the assessment of operating, safety culture, environmental and social risks.

By virtue of the Board of Directors working closely with executive management, who in turn work closely with Company’s employees and contractors, we believe we have created an effective and efficient risk communication system that enables collaboration and communication.

Meetings of the Board of Directors

Our Board of Directors held 4 meetings during the fiscal year ended December 31, 2023. Each incumbent director attended all meetings of the Board of Directors and committees of the Board of Directors on which he or she served. All directors hold office until his or her successor is elected or until his or her earlier death, resignation or removal.

Committees of the Board & Director Independence

Our Board of Directors is currently composed of seven directors, five of which are independent as defined by the listing standards of the NYSE American LLC (the “NYSE American”). We believe that our current board leadership structure is appropriate as a majority of our Board of Directors are independent directors.

On March 31, 2022, the Company formed an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee, a Technical Committee and an Environmental, Social and Governance Committee. The following table sets forth the number of meetings held by the Board of Directors and each committee during the fiscal year ended December 31, 2023.

Board or Committee	Number of Meetings during Fiscal Year Ended December 31, 2023
Board of Directors	4
Audit Committee	4
Compensation Committee	3
Nominating and Corporate Governance Committee	2
Technical Committee	5
Environmental, Social and Governance Committee	4

Audit Committee

Our Audit Committee currently consists of the following members who are all independent under applicable NYSE American listing standards: and Ms. Schroeder (Chair), Ms. Grafton and Ms. Koenig. Ms. Schroeder qualifies as an “Audit Committee Financial Expert” as that term is defined in rules promulgated by the SEC. The purpose of the Audit Committee is to provide assistance to the Board of Directors in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, auditing, financial reporting, internal control and legal compliance functions of the Company and its subsidiaries, including, without limitation: (i) assisting the Board of Directors in its oversight of (a) the integrity of the financial statements of the Company, (b) the Company’s compliance with legal and regulatory requirements, (c) the qualifications and independence of the Company’s independent auditor and (d) the performance of the independent auditor; (ii) preparing the audit committee report required pursuant to the rules of the SEC for inclusion in the Company’s annual proxy statement and (iii) performing such further functions as may be consistent with the Audit Committee charter or assigned by applicable law, the Company’s Articles of Incorporation or Bylaws or the Board of Directors.

The Board of Directors has adopted a written charter for the Audit Committee that may be viewed on Dakota Gold’s website at: https://dakotagoldcorp.com/site/assets/files/8378/audit-committee-charter-2023-05-17.pdf.

Compensation Committee

Our Compensation Committee currently consists of the following members who are all independent under applicable NYSE American listing standards: Ms. Grafton (Chair), Ms. Koenig and Dr. Quartermain. The purpose of the Compensation Committee is (i) to oversee the Company’s compensation and employee benefit plans and practices, including its executive and director compensation plans, and its incentive-compensation and equity-based plans; (ii) to evaluate annually the performance of the Chief Executive Officer in light of the goals and objectives of the Company’s executive compensation plans and make recommendations to the Board of Directors to determine and approve the Chief Executive Officer’s compensation level based on this evaluation; (iii) to retain, in its sole discretion, a compensation consultant, legal counsel or other adviser and evaluate the performance and advice of such compensation consultant, legal counsel or other adviser; and (iv) to perform such further functions as may be consistent with the Compensation Committee charter or assigned by applicable law, the Company’s Bylaws or the Board of Directors. In performing its functions, the Compensation Committee considers, among other things, the Company’s performance and relative stockholder return, the compensation paid to executive officers of comparable companies, and the performance of the Company’s executive officers.

The Board of Directors has adopted a written charter for the Compensation Committee that may be viewed on Dakota Gold’s website at: https://dakotagoldcorp.com/site/assets/files/8118/compensation-committee-charter-2023-05-17.pdf.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee currently consists of the following members who are all independent under applicable NYSE American listing standards: Ms. Koenig (Chair), Ms. Grafton and Ms. Schroeder. The purpose of the Nominating and Corporate Governance Committee is (i) to identify and to recommend to the Board of Directors individuals qualified to serve as directors of the Company and on committees of the Board of Directors; (ii) to advise the Board of Directors with respect to the Board of Directors composition, procedures and committees; (iii) to develop and recommend to the Board of Directors a set of corporate governance principles applicable to the Company and (iv) to oversee the evaluation of the Board of Directors of the Company. The Nominating and Corporate Governance Committee considers candidates that possess a variety of skill sets that complement the skills that are represented by the composition of the Board of Directors at any given point in time, including diversity, strategic managerial and financial skills and experience, mining industry expertise, and knowledge in other areas that are strategically important to us. Other considerations include personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, conflicts of interest and such other relevant factors that the Committee considers appropriate in the context of the needs of the Board of Directors.

The Board of Directors has adopted a written charter for the Nominating and Corporate Governance Committee that may be viewed on Dakota Gold’s website at: https://dakotagoldcorp.com/site/assets/files/6960/nominating-and-governance-committee-charter-2023-05-17.pdf.

Technical Committee

Our Technical Committee currently consists of the following members: Dr. Quartermain (Chairman), Dr. O’Rourke and Ms. Koenig. The purpose of the Technical Committee is to assist the Board of Directors in discharging its responsibilities relating to technical, health & safety matters relating to the Company’s operations, reserve and resource reporting and to address related matters. The Board of Directors has adopted a written charter for the Technical Committee that may be viewed on Dakota Gold’s website at: https://dakotagoldcorp.com/site/assets/files/6959/technical-committee-charter-2023-05-17.pdf.

Environmental, Social and Governance Committee

Our Environmental, Social and Governance Committee currently consists of the following members: Dr. O’Rourke (Chairman), Dr. Quartermain and Ms. Grafton. The purpose of the Environmental, Social and Governance Committee is to assist the Board of Directors in fulfilling its oversight responsibilities with respect to environmental, social and governance (“ESG”) matters, including health, safety, leadership and governance, the environment and matters regarding communities and Native American peoples. The Board of Directors has adopted a written charter for the Environmental, Social and Governance Committee that may be viewed on Dakota Gold’s website at: https://dakotagoldcorp.com/site/assets/files/6962/esg-committee-charter-2023-05-17.pdf.

Director Attendance at the Annual Meeting

All members of the Board of Directors are encouraged, but not required, to attend the annual meeting of stockholders. All board members at the time of the 2023 annual meeting of stockholders held on May 16, 2023 attended the annual meeting.

Family Relationships

There are no family relationships among our directors or officers.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than 10% of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Executive officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge based on a review of Section 16(a) filings, our officers and directors timely filed during our last fiscal year ended December 31, 2023.

Insider Trading Policy and Hedging Restrictions

The Board of Directors has adopted an insider trading policy. The provisions of this policy expressly prohibit all directors, officers and other employees of the Company from purchasing or selling, either directly or indirectly, securities of the Company while in possession of material nonpublic information related to the Company. To further ensure adherence with this policy, procedures have been established for setting blackout periods and permissible open trading windows, as well as advance notice of market transactions. The insider trading policy provides guidance as to what constitutes material information, when information becomes public and how to safeguard confidential information of the Company. The insider trading policy addresses transactions by family members and under Company plans, as well as other transactions which may be prohibited, such as short-term trading, short sales, publicly trading in options, hedging transactions and post-termination transactions. The policy discusses the consequences of an insider trading violation, additional trading restrictions and certain reporting requirements applicable to directors, officers, and designated key employees. The policy also contains guidelines and procedures related to the establishment of Rule 10b5-1 trading plans, in accordance with the new safe harbor requirements of Securities Exchange Act Rule 10b5-1.

The insider trading policy also expressly prohibits all officers, directors and employees of the Company from engaging in short sales of Company securities, hedging transactions or engaging in any other type of transaction where they will earn a profit based on a decline in the Company’s stock price, or otherwise entering into any similar arrangement with respect to Company securities.

Our insider trading policy and related Rule 10b5-1 trading plan requirements have been filed with the SEC as an Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

Code of Ethics

On March 30, 2022, we approved our code of ethics which applies to all our directors, officers and employees which is available on our website at www.dakotagoldcorp.com.

Where You Can Find Additional Information About Us

We maintain a company website at www.dakotagoldcorp.com from which you can alternatively access the reports we file with the SEC. Our committee charters and other important corporate governance documents are also available on our website. Information contained on the Company’s website is not part of, and is not incorporated by reference into, this proxy statement.

Communications with the Board of Directors

Stockholders and other interested parties who wish to communicate with our Board of Directors, including our Co-Chairs of the Board of Directors, independent and non-management directors as a group, or any other individual director, may send their communication to our Corporate Secretary at info@dakotagoldcorp.com or 106 Glendale Drive, Suite A, Lead, South Dakota, 57754, USA. Our Corporate Secretary reviews communications to the Board. Communications relating to accounting, auditing, or fraud are forwarded to the Chair of our Audit Committee, and any other communications addressing a legitimate business issue are forwarded to other members of our Board as appropriate.

OUR EXECUTIVE OFFICERS

In addition to our CEO and President, Jonathan Awde, and our COO, Gerald Aberle, who also serve as members of our Board of Directors and whose biographical information is disclosed under the heading “Nominees for Election,” our executive officers as of the date of this proxy statement include the following individuals:

James Berry

Mr. Berry, 61, was appointed Vice-President of Exploration of Dakota Gold in December 2021. He has over 30 years of experience in the mining and exploration industry as an exploration and production geologist working in gold, silver, nickel, copper, and platinum-group element commodities for both underground and open pit deposits. He has worked for Asarco LLC, Homestake Mining Company of California, Goldcorp Inc., Barrick Gold Corporation, Romarco Minerals Inc., OceanaGold Corporation, Nickel Creek Platinum Corp. and Hycroft Mining Holding Corporation in increasing roles of responsibility. Highlights of Mr. Berry’s career include working on the Haile deposit in South Carolina, where he developed an exploration model that tripled the size of the deposit and advanced the deposit to production. In addition, while at Homestake he was part of an exploration team that identified several Precambrian and Tertiary targets in the Homestake District. These included the North Drift, Lower Main Ledge, Upper 7 Ledge, 11 Ledge, 15 Ledge, Tinton, Maitland, and Chism Gulch. Mr. Berry holds a Bachelor’s degree in Geology from the University of Tennessee and is a Registered Member of the Society for Mining, Metallurgy & Exploration.

Shawn Campbell

Mr. Campbell, 43, was appointed Chief Financial Officer of Dakota Gold in June 2021. He has over 15 years of progressively senior experience in project and operations financial management obtained via professional practice, capital markets and industry experience. Mr. Campbell most recently served as the Chief Financial Officer of GT Gold Corp. and before that with Goldcorp Inc in various roles, including the Head of Investor Relations and the Head of Finance for Canada and U.S. He holds a Bachelor of Commerce Degree (Distinction) from the University of Victoria, and a Diploma in Accounting (DAP) from the University of British Columbia. He is a Chartered Professional Accountant (CPA, CA) and a CFA Charter Holder.

Patrick Malone

Mr. Malone, 51, joined Dakota Gold as Chief Sustainability Officer in November 2022 and in January 2024 was appointed to the position of Senior Vice President, Chief Administrative Officer and External Relations. Mr. Malone has more than two decades experience in sustainable permitting, operation, closure, and redevelopment of mining properties. Previously, Mr. Malone held legal and executive positions at Barrick Gold Corporation, including Associate General Counsel - North America, Vice President Environment, and finally Vice President Reclamation and Closure, where he oversaw closure planning for Barrick’s international operations as well as for general management of a portfolio of closed mining properties. In this last role, Mr. Malone was responsible for both the Homestake and Richmond Hill mines, serving as President of both Homestake Mining Company of California and LAC Minerals (USA). Mr. Malone holds degrees in both Conservation Biology from Brigham Young University and a Juris Doctorate from J Reuben Clark Law School at Brigham Young University.

The officers are appointed by our Board of Directors and shall hold office until his or her successor has been elected, unless a different term is specified in the resolution electing the officer, or until his or her earlier death, resignation or removal.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following summary compensation table summarizes the compensation paid to our named executive officers (each a “NEO”) for the 2023 fiscal year (ending on December 31, 2023), for the stub period of April 1, 2022 through December 31, 2022 which resulted from the Company’s election to change fiscal year ends (the stub period is indicated as “SP” in the table below), and for the 2022 fiscal year (ending on March 31, 2022).

						All
Name				Stock	Option	Other
and Principal	Fiscal	Salary	Bonus (1)	Awards (2)	Awards (3)	Compensation		Total
Position	Year	($)	($)	($)	($)	($)		($)
Jonathan Awde,	2023	305,833	186,000	337,500	112,500	--		941,833
CEO (5)	SP	213,750	147,060	200,000	200,000	--		760,810
	2022	285,000	194,480	1,732,500	1,410,454	12,903	(4)	3,635,337
Shawn Campbell,	2023	220,367	117,000	225,000	75,000	--		637,367
CFO (6)	SP	151,371	69,491	125,000	125,000	--		470,862
	2022	166,188	52,887	618,750	1,091,965	--		1,929,790
Gerald Aberle,	2023	280,962	171,000	300,000	100,000	--		851,962
COO	SP	195,000	134,160	175,000	175,000	--		679,160
	2022	260,000	195,065	618,750	1,000,968	--		2,059,783
James Berry,	2023	221,923	117,000	262,500	87,500	--		688,923
VP of Exploration (7)	SP	150,000	86,000	175,000	175,000	--		586,000
	2022	92,308	16,219	580,000	1,021,009	--		1,709,536
Patrick Malone,	2023	250,000	130,000	262,500	87,500	19,381	(9)	749,381
SVP, CAO and External Relations (8)	SP	38,462	53,842	465,000	527,435	--		1,084,739

(1)	Amounts reported in this column represent discretionary annual cash bonus amounts paid to the NEOs for fiscal years 2023 and 2022 and for the stub period beginning on April 1, 2022 and ending on December 31, 2022.
(2)	Amounts are based on the grant date fair value, calculated in accordance with FASB Accounting Standards Codification Topic 718, Compensation – Stock Compensation (“ASC 718”), utilizing the assumptions discussed in Note 10 to the Company’s consolidated financial statements for the fiscal year ended December 31, 2023. With respect to the stub period, the amounts shown in this column include both restricted stock units and performance share units shown at target achievement. The value of the performance share units granted in the stub period, assuming achievement of the maximum performance level, would have been $200,000 for Mr. Awde, $125,000 for Mr. Campbell, $175,000 for Mr. Aberle, $175,000 for Mr. Berry and $0 for Mr. Malone. The value of the performance share units granted in fiscal year 2023, assuming achievement of the maximum performance level, would have been $450,000 for Mr. Awde, $300,000 for Mr. Campbell, $400,000 for Mr. Aberle, $350,000 for Mr. Berry and $350,000 for Mr. Malone.
(3)	Amounts are based on the grant date fair value, calculated in accordance with ASC 718, utilizing the assumptions discussed in Note 9 to the Company’s consolidated financial statements for the fiscal year ended December 31, 2023. Option-based awards granted during the stub period and the year ended March 31, 2022 include vested and unvested amounts.
(4)	Club membership of $3,517, and other health-related expenditures of $9,386.
(5)	Mr. Awde became CEO of Dakota Territory Resource Corp. (“DTRC”) effective March 12, 2021 and had previously been appointed CEO of the Company on November 15, 2017.
(6)	Mr. Campbell became CFO of DTRC effective June 1, 2021 and was appointed CFO of the Company on March 31, 2022.
(7)	Mr. Berry became VP Exploration of DTRC effective December 1, 2021 and was appointed VP Exploration of the Company on March 31, 2022.
(8)	Mr. Malone was appointed Chief Sustainability Officer of the Company on November 14, 2022 and was appointed Senior Vice President, Chief Administrative Officer and External Relations in January 2023.
(9)	Travel and accommodation costs of $19,381.

Executive Compensation Agreements and Summary of Executive Compensation

Prior to the Company’s merger with Dakota Territory, DGC Merger Sub I Corp. and DGC Merger Sub II LLC on March 31, 2022 (the “Merger”), decisions regarding executive compensation were made by the Board of Directors of Dakota Territory, whose board of directors was composed of the same directors as the Company’s Board of Directors. During the year ended March 31, 2022, and prior to the Merger, the Board of Directors of Dakota Territory was responsible for establishing a compensation policy and administering the compensation programs of the Company’s executive officers. Following the Merger, the amount of compensation paid by the Company to each of the Company’s officers and the terms of those persons’ employment is determined by the Board of Directors. The Board of Directors evaluates past performance and considers future incentive and retention in considering the appropriate compensation for the Company’s officers. The Company believes that the compensation paid to the Company’s directors and officers is fair to the Company. The Board of Directors believes that the use of equity compensation is at times appropriate for employees, and in the future intends to use equity compensation awards to reward outstanding service or to attract and retain individuals with exceptional talent and credentials. The use of stock options and other incentive equity awards is intended to strengthen the alignment of interests of executive officers and other key employees with those of our stockholders.

The Company entered into an employment agreement with its President and Chief Executive Officer, Mr. Awde and Mr. Awde’s wholly-owned management company, JCTA Capital Management Corp., effective as of March 12, 2021 (the “Awde Agreement”), pursuant to which agreement he will receive an annual base salary of $285,000. Pursuant to the terms and conditions of the Awde Agreement, Mr. Awde will be eligible (i) to receive an annual bonus based upon attaining certain performance criteria set by the Board of Directors of the Company with a target bonus opportunity of 60% of Mr. Awde’s base salary and (ii) to participate in the Company’s securities-based compensation plans, with the award of any grants being at the discretion of the Board of Directors. Pursuant to the terms and conditions of the Awde Agreement, if the Company terminates Mr. Awde without cause, then Mr. Awde will be entitled to receive a lump-sum payment equal to: (i) the then current base fee and pro-rated estimated annual bonus payment for the year of termination earned to the termination date; (ii) payment in lieu of notice in an amount equivalent to: (a) if the Awde Agreement is terminated by the Company 3 months prior to, or within 12 months following, a change in control of the Company: (1) 2 times Mr. Awde’s then current base annual fee and (2) 2 times an annual bonus deemed to be 75% of Mr. Awde’s then current base annual fee; or (b) in any other circumstance: (1) 2 times Mr. Awde’s then current base annual fee and (2) 2 times an annual bonus deemed to be 75% of Mr. Awde’s then current base annual fee. In addition, any stock options or other incentive equity awards held by Mr. Awde will fully vest as of the date of such termination.

The Company entered into an employment agreement with its Chief Operating Officer, Mr. Aberle, effective as of March 12, 2021 (the “Aberle Agreement”), pursuant to which agreement he will receive an annual base salary of $260,000. Pursuant to the terms and conditions of the Aberle Agreement, Mr. Aberle will be eligible (i) to receive an annual bonus based upon attaining certain performance criteria set by the Board of Directors of the Company with a target bonus opportunity of 60% of Mr. Aberle’s base salary and (ii) to participate in the Company’s securities-based compensation plans, with the award of any grants being at the discretion of the Board of Directors. Pursuant to the terms and conditions of the Aberle Agreement, if the Company terminates Mr. Aberle without cause, then Mr. Aberle will be entitled to receive a lump-sum payment equal to: (i) the then current base fee and pro-rated estimated annual bonus payment for the year of termination earned to the termination date; (ii) payment in lieu of notice in an amount equivalent to: (a) if the Aberle Agreement is terminated by the Company 3 months prior to, or within 12 months following, a change in control of the Company: (1) 2 times Mr. Aberle’s then current base annual fee and (2) 2 times an annual bonus deemed to be 75% of Mr. Aberle’s then current base annual fee; or (b) in any other circumstance: (1) 2 times Mr. Aberle’s then current base annual fee and (2) 2 times an annual bonus deemed to be 75% of Mr. Aberle’s then current base annual fee. In addition, any stock options or other incentive equity awards held by Mr. Aberle will fully vest as of the date of such termination.

The Company entered into an employment agreement with its Chief Financial Officer, Mr. Campbell, effective as of June 1, 2021 (the “Campbell Agreement”), pursuant to which agreement he will receive an annual base salary of C$250,000 and a grant of certain stock options and restricted share units. Pursuant to the terms and conditions of the Campbell Agreement, Mr. Campbell will be eligible (i) to receive an annual bonus based upon attaining certain performance criteria set by the Board of Directors of the Company with a target bonus opportunity of 60% of Mr. Campbell’s base salary and (ii) to participate in the Company’s securities-based compensation plans, with the award of any grants being at the discretion of the Board of Directors. Pursuant to the terms and conditions of the Campbell Agreement, if the Company terminates Mr. Campbell without cause, then Mr. Campbell will be entitled to receive a lump-sum payment equal to: (i) the then current base fee and pro-rated estimated annual bonus payment for the year of termination earned to the termination date; (ii) payment in lieu of notice in an amount equivalent to: (a) if the Campbell Agreement is terminated by the Company 3 months prior to, or within 12 months following, a change in control of the Company: (1) 1.5 times Mr. Campbell’s then current base annual fee and (2) 1.5 times an annual bonus deemed to be 75% of Mr. Campbell’s then current base annual fee; or (b) in any other circumstance: (1) 1.5 times Mr. Campbell’s then current base annual fee and (2) 1.5 times an annual bonus deemed to be 75% of Mr. Campbell’s then current base annual fee. In addition, any stock options or other incentive equity awards held by Mr. Campbell will fully vest as of the date of such termination.

The Company entered into an employment agreement with its VP Exploration, Mr. Berry, effective as of December 1, 2021 (the “Berry Agreement”), pursuant to which agreement he will receive an annual base salary of $200,000 and a grant of certain stock options and restricted share units. Pursuant to the terms and conditions of the Berry Agreement, Mr. Berry will be eligible (i) to receive an annual bonus based upon attaining certain performance criteria set by the Board of Directors of the Company with a target bonus opportunity of 40% of Mr. Berry’s base salary and (ii) to participate in the Company’s securities-based compensation plans, with the award of any grants being at the discretion of the Board of Directors. Pursuant to the terms and conditions of the Berry Agreement, if the Company terminates Mr. Berry without cause, then Mr. Berry will be entitled to receive a lump-sum payment equal to: (i) the then current base fee and pro-rated estimated annual bonus payment for the year of termination earned to the termination date; (ii) payment in lieu of notice in an amount equivalent to: (a) if the Berry Agreement is terminated by the Company 3 months prior to, or within 12 months following, a change in control of the Company: (1) 1.5 times Mr. Berry’s then current base annual fee and (2) 1.5 times an annual bonus deemed to be 75% of Mr. Berry’s then current base annual fee; or (b) in any other circumstance: (1) 1.5 times Mr. Berry’s then current base annual fee and (2) 1.5 times an annual bonus deemed to be 75% of Mr. Berry’s then current base annual fee. In addition, any stock options or other incentive equity awards held by Mr. Berry will fully vest as of the date of such termination.

The Company entered into an employment agreement with its Chief Sustainability Officer, Mr. Malone, effective as of November 14, 2022 (the “Malone Agreement”), pursuant to which agreement he will receive an annual base salary of $250,000 and a grant of certain stock options and restricted share units. Pursuant to the terms and conditions of the Malone Agreement, Mr. Malone will be eligible (i) to receive an annual bonus based upon attaining certain performance criteria set by the Board of Directors of the Company with a target bonus opportunity of 50% of Mr. Malone’s base salary and (ii) to participate in the Company’s securities-based compensation plans, with the award of any grants being at the discretion of the Board of Directors. Pursuant to the terms and conditions of the Malone Agreement, if the Company terminates Mr. Malone without cause, then Mr. Malone will be entitled to receive a lump-sum payment equal to: (i) the then current base fee and pro-rated estimated annual bonus payment for the year of termination earned to the termination date; (ii) payment in lieu of notice in an amount equivalent to: (a) if the Malone Agreement is terminated by the Company 3 months prior to, or within 12 months following, a change in control of the Company: (1) 1.5 times Mr. Malone’s then current base annual fee and (2) 1.5 times an annual bonus deemed to be 75% of Mr. Malone ’s then current base annual fee; or (b) in any other circumstance: (1) 1.5 times Mr. Malone’s then current base annual fee and (2) 1.5 times an annual bonus deemed to be 75% of Mr. Malone’s then current base annual fee. In addition, any stock options or other incentive equity awards held by Mr. Malone will fully vest as of the date of such termination.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth the outstanding equity awards held by the Company’s NEOs as of December 31, 2023.

		Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares or Other Rights That Have Not Vested ($)
Jonathan Awde	387,500	-		4.76	May 17, 2026	-		-	-		-
	46,562	93,126	(1)	3.01	September 2, 2027	-		-	-		-
	-	81,143	(2)	2.81	March 1, 2028	-		-	-		-
	-	-		-	-	22,149	(3)	58,030	22,290	(5)	58,400
	-	-		-	-	40,036	(4)	104,894	80,071	(6)	209,786
Shawn Campbell	300,000	-		4.76	May 17, 2026	-		-	-		-
	29,101	58,204	(1)	3.01	September 2, 2027
	-	54,096	(2)	2.81	March 1, 2028	-		-	-		-
	-	-		-	-	13,843	(3)	36,269	13,931	(5)	36,499
	-	-		-	-	26,690	(4)	69,928	53,381	(6)	139,858
Gerald Aberle	275,000	-		4.76	May 17, 2026	-		-	-		-
	40,742	81,485	(1)	3.01	September 2, 2027	-		-	-		-
	-	72,127	(2)	2.81	March 1, 2028	-		-	-		-
	-	-		-	-	19,380	(3)	50,776	19,503	(5)	51,098
	-	-		-	-	35,587	(4)	93,238	71,174	(8)	186,476
James Berry	300,000	-		4.76	October 15, 2026	-		-	-		-
	40,742	81,485	(1)	3.01	September 2, 2027	-		-	-		-
	-	63,111	(2)	2.81	March 1, 2028	-		-	-		-
	-	-		-	-	19,380	(3)	50,776	19,503	(5)	51,098
	-	-		-	-	31,139	(4)	81,584	62,278	(6)	163,168
Patrick Malone	300,000	-		3.74	November 18, 2027	-		-	-		-
	-	63,111	(2)	2.81	March 1, 2028	-		-	-		-
	-	-		-		83,333	(3)	218,332	-		-
	-	-		-		31,139	(4)	81,584	62,278	(6)	163,168

(1)	Represents unvested options that vest in two equal tranches on May 11, 2024 and May 11, 2025.

(2)	Represents unvested options that vest in three equal tranches on March 1, 2024, 2025 and 2026.

(3)	Represents restricted stock units that vest in two equal tranches on May 11, 2024 and 2025. The market value of the restricted stock units is calculated by multiplying the number of shares underlying the restricted stock units by $2.62, the closing price of the Company’s stock on December 30, 2023.

(4)	Represents restricted stock units that vest in three equal tranches on March 1, 2024, 2025 and 2026. The market value of the restricted stock units is calculated by multiplying the number of shares underlying the restricted stock units by $2.62, the closing price of the Company’s stock on December 30, 2023.

(5)	Represents performance share units that can vest between 0% - 200% of the target number of shares, based on relative total stockholder return of the Company as compared to the MVIS Global Junior Gold Miners Index. The performance share units will settle in two equal tranches on March 1, 2024 and 2025. The market value of the performance share units is calculated by multiplying the target number of shares underlying the performance share units by $2.62, the closing price of the Company’s stock on December 30, 2023.

(6)	Represents performance share units that can vest between 0% - 200% of the target number of shares, based on relative total stockholder return of the Company as compared to the MVIS Global Junior Gold Miners Index. The performance share units will settle in three equal tranches on March 1, 2024, 2025 and 2026. The market value of the performance share units is calculated by multiplying the target number of shares underlying the performance share units by $2.62, the closing price of the Company’s stock on December 30, 2023.

Potential Payments Upon Termination or Change of Control

The following table describes the estimated potential payments and benefits under the Company’s compensation and benefit plans and contractual agreements to which the NEOs would have been entitled if a termination of employment or change of control occurred on December 31, 2023. The actual amounts to be paid out can only be determined at the time of the NEO’s departure from the Company. The amounts reported in the table below do not include payments and benefits to the extent they are provided generally to all salaried employees upon termination of employment and do not discriminate in scope, terms or operation in favor of the NEOs or include distributions of plan balances under the Company’s 401(k) plan or savings plans. The amounts reported assume payment of all previously earned and unpaid salary, vacation pay and short- and long-term incentive awards.

	Termination without “Cause”	Death or Disability (1)	Change of Control (2)	Double-Trigger (3)
Named Executive Officer	$	$	$	$
Jonathan Awde
Cash severance(4)	1,085,000	-	-	1,085,000
Acceleration of equity awards (5)	431,111	262,053	431,111	431,111
Total Termination Benefits	1,516,111	262,053	431,111	1,516,111

Shawn Campbell
Cash severance (4)	590,625	-	-	590,625
Acceleration of equity awards (5)	282,554	171,065	282,554	282,554
Total Termination Benefits	873,179	171,065	282,554	873,179

Gerald Aberle
Cash severance(4)	997,500	-	-	997,500
Acceleration of equity awards (5)	381,587	231,721	381,587	381,587
Total Termination Benefits	1,379,087	231,721	381,587	1,379,087

James Berry
Cash severance(4)	590,625	-	-	590,625
Acceleration of equity awards (5)	346,626	212,298	346,626	346,626
Total Termination Benefits	937,251	212,298	346,626	937,251

Patrick Malone
Cash severance(4)	656,250	-	-	656,250
Acceleration of equity awards (5)	463,085	354,306	463,085	463,085
Total Termination Benefits	1,119,335	354,306	463,085	1,119,335

(1)	The values in this column represent the intrinsic value of the unvested stock options, restricted stock units and performance share units that are subject to acceleration upon a termination due to death or disability. Such intrinsic value calculated as (x) the market value per share of our common shares minus the exercise price (if any) of the award, multiplied by (y) the number of shares underlying the unvested award. Options that are “out-of-the-money” have a value of $0 for purposes of the above table. Pursuant to the 2022 Plan, (i) unvested restricted stock units outstanding as of the date of a termination due to death or disability fully accelerate, (ii) any performance share units eligible to vest in a performance period during which such termination occurs fully vest assuming achievement of target performance and (iii) unvested stock options outstanding as of the date of a termination due to death or disability fully accelerate.

(2)	Represents the value of all unvested PSUs at target, RSUs and stock options outstanding as of December 31, 2023. Under the 2022 Plan, all RSUs and stock options will be fully accelerated and all PSUs will be fully accelerated at target level upon the occurrence of a change of control.

(3)	Represents payments upon a termination of the NEO’s employment within three months prior to, or twelve months following, a Change of Control without Cause or, other than in case of Mr. Aberle, due to (i) a material reduction in responsibilities, (ii) a reduction in the base salary, or (iii) a requirement to relocate ordinary place of business more than 50 miles from the current location.

(4)	Cash severance is equal to two times (in case of Messrs. Awde and Aberle), or one and a half times (in case of Messrs. Campbell, Malone and Berry), the sum of the then current base salary and an annual bonus deemed to be 75% of the then current base salary.

(5)	The value in this row represents the intrinsic value of the unvested stock options, restricted stock units and performance share units that are subject to acceleration, with such intrinsic value calculated as (x) the market value per share of our common shares minus the exercise price (if any) of the award, multiplied by (y) the number of shares underlying the unvested award. Options that are “out-of-the-money” have a value of $0 for purposes of the above table. The number of shares underlying unvested PSUs is determined assuming performance at target levels. See “Outstanding Equity Awards” table above for a full listing of all unvested equity awards as of December 31, 2023. Market value per share of our common stock is equal to the closing price of the Company’s common shares on December 31, 2023, which was $2.62.

Compensation Committee Interlocks and Insider Participation

No executive or director of the Company serves as a member of the compensation committee or board of directors of another entity.

Non-Executive Director Compensation

The table below summarizes the compensation provided to the Company’s non-executive Directors during the fiscal year ended December 31, 2023:

	Fees Earned or Paid in Cash		Stock Awards (1)	Option Awards	Total
Director	$		$	$	$
Robert Quartermain	-	(2)	150,000	-	150,000
Stephen O’Rourke	86,000	(3)	150,000	-	236,000
Jennifer Grafton	50,000	(4)	100,000	-	150,000
Amy Koenig	50,000	(4)	100,000	-	150,000
Alice Schroeder	50,000	(4)	100,000	-	150,000

(1)	The amounts reported in this column represent grant date fair value calculated pursuant to FASB ASC Topic 718. Each director was granted restricted stock units on March 1, 2023 which will vest ratably on the three anniversaries following the grant date.

(2)	Dr. Quartermain has elected not to receive any fees for his services as a non-executive director for the Company and instead has asked that the Company donate the fees he would have otherwise received to national charities as well as local charities in South Dakota.

(3)	$21,500 per quarter.

(4)	$12,500 per quarter.

Directors are also entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our Board of Directors. Our Board of Directors may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Company engages in related party transactions that involve its officers and directors and/or companies controlled by the officers and directors. We do not have a formal written policy for the review and approval of transactions with related parties. However, the Audit Committee Charter and our Code of Ethics each provide guidelines for reviewing any “related party transaction.” In particular, our Code of Ethics requires that all related party transactions be disclosed to the Audit Committee or a special independent committee of the Board of Directors for review and approval. Additionally, our Code of Ethics prohibits conflicts of interest and provides non-exclusive examples of conduct that would violate the prohibition.

We annually require each of our directors and executive officers to complete a directors’ or officers’ questionnaire, respectively, that elicits information about related party transactions. Our Board of Directors and legal counsel annually review all transactions and relationships disclosed in the directors’ and officers’ questionnaires, and the Board of Directors makes a formal determination regarding each director’s independence. If a director were determined no longer to be independent, that director, if he or she serves on any of the Audit Committee, the Nominating and Corporate Governance Committee, or the Compensation Committee, would be removed from such committee prior to (or otherwise would not participate in) any future meetings of the committee. If the transaction were to present a conflict of interest, the Board of Directors would determine the appropriate response. As of the date of this proxy statement, we have seven directors, including five that the Board of Directors has determined as independent directors, as follows: Ms. Grafton, Ms. Koenig, Dr. Quartermain, Dr. O’Rourke and Ms. Schroeder. An “independent” director is a director whom the Board of Directors has determined satisfies the requirements for independence, including those established under the Sarbanes-Oxley Act of 2002, Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended, and under Section 803A of the NYSE American LLC Company Guide.

Following is an analysis of related party transactions:

•	During the fiscal year ended December 31, 2023, our CEO was compensated for his salary and short-term incentive through payments made to JCTA Management (“JCTA”), a company owned by our CEO. During the fiscal year ended December 31, 2023, $491,833 was paid to JCTA solely for base salary and 2022 approved short-term incentive (nine months ended December 31, 2022 - $360,810). No other payments were made to JCTA during the year.

Indemnification of Directors and Officers

Our Articles of Incorporation and Bylaws provide that we will indemnify our directors, officers, employees and agents to the extent and in the manner permitted by the provisions of the NRS, subject to any permissible expansion or limitation of such indemnification, as may be set forth in any stockholders’ or directors’ resolution or by contract. We are also permitted to maintain insurance on behalf of any director, officer, employee or other agent for liability arising out of his actions.

OWNERSHIP OF COMMON STOCK

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the number of shares is deemed to include the number of shares beneficially owned by such person by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date. To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. The address for all listed officers and directors is 106 Glendale Drive, Suite A, Lead, South Dakota 57754.

The following table sets forth, as of March 20, 2024, the number and percentage of outstanding shares of common stock owned by: (a) each person who is known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock; (b) each of our directors; (c) the NEOs; and (d) all current directors and executive officers, as a group. As of March 20, 2024, there were 87,703,942 shares of common stock issued and outstanding.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of Class(1)
Gerald Aberle, COO and Director	4,635,389	(2)	5.26%
Jonathan Awde, President, CEO and Director	6,538,373	(3)	7.41%
James Berry, Vice President of Exploration	584,549	(4)	0.66%
Shawn Campbell, CFO	831,717	(5)	0.94%
Jennifer Grafton, Director	125,151	(6)	0.14%
Amy Koenig, Director	125,151	(7)	0.14%
Patrick Malone, SVP & CAO	320,235	(8)	0.36%
Stephen O’Rourke, Co-Chair and Director	1,136,082	(9)	1.29%
Robert Quartermain, Co-Chair and Director	8,212,664	(10)	9.28%
Alice Schroeder, Director	308,138	(11)	0.35%
All Directors and Officers as a Group (10 persons)	22,717,449		26.02%
Fourth Sail Capital LP 89 Nexus Way, Grand Cayman, Camana Bay, KY1-9009, Cayman Islands	4,621,846		5.27%
Orion Resource Partners (USA) LP 1045 Avenue of the Americas, New York, NY, 10018	6,666,667		7.60%

(1)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

(2)	Consists of 4,245,173 shares of common stock, 380,526 vested options, and 9,690 vested RSUs.

(3)	Consists of 5,974,532 shares of common stock, 11,074 vested RSUs, 507,673 vested options, and 45,094 warrants.

(4)	Consists of 172,338 shares of common stock, 402,521 vested options and 9,690 vested RSUs.

(5)	Consists of 331,315 shares of common stock, 376,236 vested options, 6,921 vested RSUs, and 117,245 warrants.

(6)	Consists of 25,151 shares of common stock and 100,000 vested options.

(7)	Consists of 25,151 shares of common stock and 100,000 vested options.

(8)	Consists of 57,531 shares of common stock, 221,037 vested options and 41,666 vested RSUs.

(9)	Consists of 861,082 shares of common stock and 275,000 vested options.

(10)	Consists of 7,396,53 shares of common stock, 275,000 vested options, and 541,133 warrants.

(11)	Consists of 232,454 shares of common stock, 66,666 vested options and 9,018 warrants.

Equity Compensation Plan Information

DTRC 2021 Stock Incentive Plan

On March 11, 2021, DTRC’s board of directors adopted a plan entitled the “2021 Stock Incentive Plan.” The 2021 Stock Incentive Plan had a total of 6,250,000 common stock purchase options available to award to DTRC’s directors, executive officers and consultants. As of March 31, 2022, just prior to the DTRC Merger, a total of 1,750,625 shares of DTRC’s common stock remained available for future grants under the 2021 Stock Incentive Plan.

Pursuant to the DTRC Merger (see Note 3), on March 31, 2022, the Company assumed DTRC’s outstanding stock options and RSUs and replaced them with options and RSUs of Dakota Gold with the same terms and provisions.

Outstanding stock options have a term of five years. Outstanding stock options granted to third-party service providers generally vest over a period of up to two years.

Dakota Gold Corp. 2022 Stock Incentive Plan

On March 30, 2022, the Board of Directors approved the Dakota Gold Corp. 2022 Stock Incentive Plan (the “2022 Stock Plan”). The 2022 Stock Plan was approved by the Company’s stockholders at the 2022 Annual Meeting of Stockholders held on August 22, 2022. The 2022 Stock Incentive Plan provides for total grants of incentive securities to the Company’s directors, officers, employees and consultants of up to 6,250,000 shares of common stock. As of December 31, 2023, a total of 3,517,132 shares of the Company’s common stock remain available for future grants under the 2022 Stock Plan.

The following table gives information about our common stock that may be issued upon the exercise of options, warrants and rights under our compensation plans as of December 31, 2023.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	5,561,097	$3.86	3,517,132
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total:	5,561,097	3.78	3,517,132

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report.

The Audit Committee is currently comprised of Alice Schroeder (Chair), Jennifer Grafton and Amy Koenig. The Audit Committee is responsible for overseeing and evaluating the Company’s financial reporting process on behalf of the Board of Directors, selecting and retaining the independent auditors, and overseeing and reviewing the internal audit function of the Company.

Management has the primary responsibility for the Company’s financial reporting process, accounting principles, and internal controls, as well as preparation of the Company’s financial statements in accordance with generally accepted accounting principles in the United States (“GAAP”). The independent auditors are responsible for performing an audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and issuing reports thereon. The Audit Committee is responsible for overseeing the conduct of these activities. It is not the Audit Committee’s duty or responsibility to conduct auditing or accounting reviews or procedures or to independently verify the representations made by management and the independent auditors. The Audit Committee’s considerations and discussions with management and the independent auditors do not assure that the Company’s financial statements are presented in accordance with GAAP or that an audit of the annual financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States), or that the independent auditors are, in fact, “independent.”

The Audit Committee has met and held discussions with management and the independent auditors on a regular basis. The Audit Committee plans and schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its responsibilities. The Audit Committee’s meetings include, whenever appropriate, executive sessions with the independent auditors without the presence of the Company’s management. The Audit Committee has reviewed and discussed with both management and the independent auditors the Company’s consolidated financial statements as of and for the nine-month transition period ended December 31, 2023, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements. Management advised the Audit Committee that the financial statements were prepared in accordance with GAAP. The Audit Committee has relied on this representation, without independent verification, and on the representations of the independent auditors included in their report on the consolidated financial statements.

The Audit Committee discussed with the independent auditors the matters required to be discussed pursuant to the Statement of Auditing Standards, as amended, the Public Company Accounting Oversight Board (PCAOB) Auditing Standards and the NYSE American listing standards. The independent auditors have provided to the Audit Committee the written disclosures and the letter required by PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence,” and the Audit Committee has discussed with the independent auditors their independence. The Audit Committee has also considered whether the independent auditors’ provision of other non-audit services to the Company is compatible with maintaining auditor independence. The Audit Committee has concluded that the provision of non-audit services by the independent auditors was compatible with the maintenance of independence in the conduct of their auditing functions.

Based upon its review and discussions with management and the independent auditors and the reports of the independent auditors, and in reliance upon such information, representations, reports and opinions, the Audit Committee recommended that the Board of Directors approve the audited financial statements for inclusion in the Company’s annual report on Form 10-K for the year ended December 31, 2023, and the Board of Directors accepted the Audit Committee’s recommendations.

Submitted by the Members of the Audit Committee:

Alice Schroeder, Chair

Jennifer Grafton

Amy Koenig

OTHER INFORMATION

Stockholder Proposals

Stockholders may present proposals for stockholder action in our proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for stockholder action and are not properly omitted by our action in accordance with the proxy rules. Pursuant to SEC Rule 14a-8(e)(2), stockholder proposals prepared in accordance with the proxy rules must be received by us on or before December 4, 2024, to be included in our proxy statement for the annual meeting of stockholders in 2024. However, pursuant to SEC Rule 14a-4(c)(1) if the 2024 annual meeting of stockholders is held on a date that is before April 14, 2025 or after June 13, 2025, then a stockholder proposal submitted for inclusion in our proxy statement for the 2024 annual meeting of stockholders must be received by us a reasonable time before we begin to print and mail our proxy statement for the 2024 annual meeting. Pursuant to such proxy rule, if our Corporate Secretary receives any stockholder proposal that is after February 17, 2023, the proxies designated by the Board will have discretionary authority to vote on such proposal. Our Board of Directors does not have a policy with regards to the consideration of any director candidates recommended by our stockholders. Our Board of Directors has determined that it is in the best position to evaluate the Company’s requirements as well as the qualifications of each candidate when the Board of Directors considers a nominee for a position on our Board of Directors. If stockholders wish to recommend candidates directly to our Board of Directors, they may do so by sending communications to either of the Co-Chairmen of the Company at the address on the cover of this proxy statement.

OTHER MATTERS

Our management and the Board of Directors know of no other matters to be brought before the annual meeting. If other matters are presented properly to the stockholders for action at the annual meeting and any postponements and adjournments thereof, it is the intention of the proxy holders named in the proxy to vote in their discretion on all matters on which the common stock represented by such proxy are entitled to vote.

You are urged to complete, sign, date and return your proxy promptly. You may revoke your proxy at any time before it is voted. If you attend the annual meeting, as we hope you will, you may vote your shares during the annual meeting.

By order of the Board of Directors,

/s/ Robert Quartermain
Robert Quartermain
Co-Chairman

Appendix A

PLAN OF CONVERSION

Of

Dakota Gold Corp.

THIS PLAN OF CONVERSION, dated as of February 13, 2024, (including all of the Exhibits attached hereto, this “Plan”), is hereby adopted by Dakota Gold Corp. a Nevada corporation (the “Converting Entity”), in order to set forth the terms, conditions and procedures governing the conversion of the Converting Entity from a Nevada corporation to Dakota Gold Corp., a Delaware corporation (the “Converted Entity”) pursuant to Section 265 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”), and Section 92A of the Nevada Revised Statutes, as amended (the “NRS”).

Recitals

WHEREAS, the Converting Entity is a corporation duly organized and existing under the laws of the State of Nevada;

WHEREAS, the Board of Directors of the Converting Entity has determined that it is advisable and in the best interests of the Converting Entity and its stockholders for the Converting Entity to convert from a Nevada corporation to a Delaware corporation;

WHEREAS, the form, terms and provisions of this Plan have been authorized, approved and adopted by the Board of Directors of the Converting Entity;

WHEREAS, the Board of Directors of the Converting Entity has submitted this Plan to the stockholders of the Converting Entity for approval; and

WHEREAS, this Plan has been authorized, approved and adopted by the holders of a majority of the voting power of the stockholders of the Converting Entity.

NOW, THEREFORE, the Converting Entity hereby adopts this Plan as follows:

Plan of Conversion

1.             Conversion; Effect of Conversion.

(a)             The name of the Converting Entity is Dakota Gold Corp., a Nevada corporation.

(b)             The name of the Converted Entity shall be Dakota Gold Corp., a Delaware corporation.

(c)             Upon the Effective Time (as defined in Section 3 below), and in accordance with Section 265 of the DGCL and Section 92A of the NRS, the Converting Entity shall be converted from a Nevada corporation to a Delaware corporation (the “Conversion”) and shall thereafter be subject to all of the provisions of the DGCL, except that notwithstanding Section 106 of the DGCL, the existence of the Converted Entity shall be deemed to have commenced on the date the Converting Entity commenced its existence in the State of Nevada.

(d)             Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, the Converted Entity shall, for all purposes of the laws of the State of Delaware, be deemed to be the same entity as the Converting Entity existing immediately prior to the Effective Time. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, for all purposes of the laws of the State of Delaware, all of the rights, privileges and powers of the Converting Entity existing immediately prior to the Effective Time, and all property, real, personal and mixed, and all debts due to the Converting Entity existing immediately prior to the Effective Time, as well as all other things and causes of action belonging to the Converting Entity existing immediately prior to the Effective Time, shall remain vested in the Converted Entity and shall be the property of the Converted Entity, and the title to any real property vested by deed or otherwise in the Converting Entity existing immediately prior to the Effective Time shall not revert or be in any way impaired by reason of the Conversion; but all rights of creditors and all liens upon any property of the Converting Entity existing immediately prior to the Effective Time shall be preserved unimpaired, and all debts, liabilities and duties of the Converting Entity existing immediately prior to the Effective Time shall remain attached to the Converted Entity upon the Effective Time, and may be enforced against the Converted Entity to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by the Converted Entity in its capacity as a corporation of the State of Delaware. The rights, privileges, powers and interests in property of the Converting Entity existing immediately prior to the Effective Time, as well as the debts, liabilities and duties of the Converting Entity existing immediately prior to the Effective Time, shall not be deemed, as a consequence of the Conversion, to have been transferred to the Converted Entity upon the Effective Time for any purpose of the laws of the State of Delaware.

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(e)             The Conversion shall not be deemed to affect any obligations or liabilities of the Converting Entity incurred prior to the Conversion or the personal liability of any person incurred prior to the Conversion.

(f)              The Converting Entity intends for the Conversion to constitute a tax-free reorganization qualifying under Section 368(a) of the Internal Revenue Code of 1986, as amended.

2.             Filings. As promptly as practicable following the adoption of this Plan by the Board of Directors and the stockholders of the Converting Entity, the Converting Entity shall cause the Conversion to be effective by:

(a)             Executing and filing (or causing the execution and filing of) Articles of Conversion pursuant to Section 92A.205 of the NRS, substantially in the form of Exhibit A hereto (the “Nevada Articles of Conversion”), with the Secretary of State of the State of Nevada;

(b)             Executing and filing (or causing the execution and filing of) a Certificate of Conversion pursuant to Sections 103 and 265 of the DGCL, substantially in the form of Exhibit B hereto (the “Delaware Certificate of Conversion”), with the Secretary of State of the State of Delaware; and

(c)             Executing and filing (or causing the execution and filing of) a Certificate of Incorporation of the Converted Entity, substantially in the form of Exhibit C hereto (the “Certificate of Incorporation”), with the Secretary of State of the State of Delaware.

3.            Effective Time. The Conversion shall become effective upon the last to occur of the filing of the Nevada Articles of Conversion, the Delaware Certificate of Conversion and the Certificate of Incorporation (the time of the effectiveness of the Conversion, the “Effective Time”).

4.            Effect of Conversion.

(a)             Effect on Common Stock. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each share of common stock, $0.001 par value per share, of the Converting Entity (“Converting Entity Common Stock”) that is issued and outstanding immediately prior to the Effective Time shall convert into one validly issued, fully paid and nonassessable share of common stock, $0.001 par value per share, of the Converted Entity (“Converted Entity Common Stock”).

(b)             Effect on Outstanding Stock Options. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each option to acquire shares of Converting Entity Common Stock outstanding immediately prior to the Effective Time shall convert into an equivalent option to acquire, upon the same terms and conditions (including the vesting schedule and exercise price per share applicable to each such option) as were in effect immediately prior to the Effective Time, the same number of shares of Converted Entity Common Stock.

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(c)             Effect of Conversion on Outstanding Warrants or Other Rights. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each warrant or other right to acquire shares of Converting Entity Common Stock outstanding immediately prior to the Effective Time shall convert into an equivalent warrant or other right to acquire, upon the same terms and conditions (including the exercise price per share applicable to each such warrant or other right) as were in effect immediately prior to the Effective Time, the same number of shares of Converted Entity Common Stock.

(d)             Effect of Conversion on Shares of Restricted Stock. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each restricted share or restricted stock unit of Converting Entity Common Stock outstanding immediately prior to the Effective Time shall convert into an equivalent restricted share or restricted stock units of Converted Entity Common Stock with the same terms and conditions (including the vesting schedule applicable to each such share) as were in effect immediately prior to the Effective Time.

(e)             Effect on Stock Certificates. All of the outstanding certificates representing shares of Converting Entity Common Stock immediately prior to the Effective Time shall be deemed for all purposes to continue to evidence ownership of and to represent the same number of shares of Converted Entity Common Stock without any requirement of re-issuance.

(f)              Effect on Employee Benefit, Equity Incentive or Other Similar Plans. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each employee benefit plan, equity incentive plan or other similar plan to which the Converting Entity is a party shall continue to be a plan of the Converted Entity. To the extent that any such plan provides for the issuance of Converting Entity Common Stock, upon the Effective Time, such plan shall be deemed to provide for the issuance of Converted Entity Common Stock.

(g)             Effect on Directors and Officers. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, the members of the Board of Directors and the officers of the Converting Entity holding their respective offices in the Converting Entity existing immediately prior to the Effective Time shall continue in their respective offices as members of the Board of Directors and officers, respectively, of the Converted Entity.

5.             Further Assurances. If, at any time after the Effective Time, the Converted Entity shall determine or be advised that any deeds, bills of sale, assignments, agreements, documents or assurances or any other acts or things are necessary, desirable or proper, consistent with the terms of this Plan, (a) to vest, perfect or confirm, of record or otherwise, in the Converted Entity its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Converting Entity existing immediately prior to the Effective Time, or (b) to otherwise carry out the purposes of this Plan, the Converted Entity and its officers and directors (or their designees), are hereby authorized to solicit in the name of the Converted Entity any third-party consents or other documents required to be delivered by any third party, to execute and deliver, in the name and on behalf of the Converted Entity, all such deeds, bills of sale, assignments, agreements, documents and assurances and do, in the name and on behalf of the Converted Entity, all such other acts and things necessary, desirable or proper to vest, perfect or confirm its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Converting Entity existing immediately prior to the Effective Time and otherwise to carry out the purposes of this Plan.

6.             Delaware Bylaws. Upon the Effective Time, the bylaws substantially in the form of Exhibit D hereto shall be the Bylaws of the Converted Entity.

7.             Copy of Plan of Conversion. After the Conversion, a copy of this Plan will be kept on file at the offices of the Converted Entity, and any stockholder of the Converted Entity or former stockholder of the Converting Entity may request a copy of this Plan at no charge at any time.

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8.             Termination. At any time prior to the Effective Time, this Plan may be terminated and the transactions contemplated hereby may be abandoned by action of the Board of Directors of the Converting Entity if, in the opinion of the Board of Directors of the Converting Entity, such action would be in the best interests of the Converting Entity and its stockholders. In the event of termination of this Plan, this Plan shall become void and of no further force or effect.

9.             Third-Party Beneficiaries. This Plan shall not confer any rights or remedies upon any person other than as expressly provided herein.

10.           Severability. Whenever possible, each provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan.

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IN WITNESS WHEREOF, the undersigned hereby causes this Plan to be executed as of the date first written above.

DAKOTA GOLD CORP.

By:
	Name:	Jonathan Awde
	Title:	President and Chief Executive Officer

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Appendix B

ARTICLES OF CONVERSION

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FRANCISCO V. AGUILAR Secretary of State 401 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov www.nvsilverflume.gov ABOVE SPACE IS FOR OFFICE USE ONLY Articles of Conversion/Exchange/Merger NRS 92A.200 and 92A.205 This filing completes the following: Conversion Exchange Merger TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT 1. Entity Information: (Constituent, Acquired or Merging) Entity Name: Jurisdiction: Entity Type*: If more than one entity being acquired or merging please attach additional page. 2. Entity Information: (Resulting, Acquiring or Surviving) Entity Name: Jurisdiction: Entity Type*: 3. Plan of Conversion, The entire plan of conversion, exchange or merger is attached to these articles. Exchange or Merger: (select one box) The complete executed plan of conversion is on file at the registered office or principal place of business of the resulting entity. The entire plan of exchange or merger is on file at the registered office of the acquiring corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the acquiring entity (NRS 92A.200). The complete executed plan of conversion for the resulting domestic limited partnership is on file at the records office required by NRS 88.330. (Conversion only) 4. Approval: (If more than one entity being acquired or merging please attach additional approval page.) Exchange/Merger: Owner's approval (NRS 92A.200) (options a, b or c must be used for each entity) A. Owner's approval was not required from the: Acquired/merging Acquiring/surviving B. The plan was approved by the required consent of the owners of: Acquired/merging Acquiring/surviving C. Approval of plan of exchange/merger for Nevada non-profit corporation (NRS 92A.160): Non-profit Corporations only: The plan of exchange/merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation. Acquired/merging Acquiring/surviving Name of acquired/merging entity Name of acquiring/surviving entity 5. Effective Date and Time: (Optional) Date: Time: (must not be later than 90 days after the certificate is filed) * corporation, limited partnership, limited-liability limited partnership, limited-liability company or business trust. Page 1 of 4 Revised: 8/1/2023

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FRANCISCO V. AGUILAR Secretary of State 201 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov www.nvsilverflume.gov ABOVE SPACE IS FOR OFFICE USE ONLY Articles of Conversion/Exchange/Merger NRS 92A.200 and 92A.205 This filing completes the following: Conversion Exchange Merger TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT 4. Approval Continued: (If more than one entity being acquired or merging please attach additional approval page.) 4. Approval Continued: (If more than one entity being acquired or merging please attach additional approval page.) Exchange/Merger: Owner's approval (NRS 92A.200) (options a, b or c must be used for each entity) A. Owner's approval was not required from the: Acquired/merging Acquiring/surviving B. The plan was approved by the required consent of the owners of: Acquired/merging Acquiring/surviving C. Approval of plan of exchange for Nevada non-profit corporation (NRS 92A.160): Non-profit Corporations only: The plan of exchange/merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation. Acquired/merging Acquiring/surviving Name of acquired/merging entity Name of acquiring/surviving entity Exchange/Merger: Owner's approval (NRS 92A.200) (options a, b or c must be used for each entity) A. Owner's approval was not required from the: Acquired/merging Acquiring/surviving B. The plan was approved by the required consent of the owners of: Acquired/merging Acquiring/surviving C. Approval of plan of exchange for Nevada non-profit corporation (NRS 92A.160): Non-profit Corporations only: The plan of exchange/merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation. Acquired/merging Acquiring/surviving Name of acquired/merging entity Name of acquiring/surviving entity * corporation, limited partnership, limited-liability limited partnership, limited-liability company or business trust. Page 2 of 4 Revised: 8/1/2023

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FRANCISCO V. AGUILAR Secretary of State 401 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov www.nvsilverflume.gov Conversion: A plan of conversion has been adopted by the constituent entity in compliance with the law of the jurisdiction governing the constituent entity. Signatures - must be signed by: 1. If constituent entity is a Nevada entity: an officer of each Nevada corporation; all general partners of each Nevada limited partnership or limited-liability limited partnership; a manager of each Nevada limited-liability company with managers or one member if there are no managers; a trustee of each Nevada business trust; a managing partner of a Nevada limited-liability partnership (a.k.a. general partnership governed by NRS chapter 87). 2. If constituent entity is a foreign entity: must be signed by the constituent entity in the manner provided by the law governing it. Care of: Name Address City State Zip/Postal Code 6.Forwarding Address for Service of Process: (Conversion and Mergers only, if resulting/surviving entity is foreign) Articles of Conversion/Exchange/Merger NRS 92A.200 and 91A.205 Name of constituent entity 9. Signature Statement: (Required) 8. Declaration: (Exchange and Merger only) Exchange: The undersigned declares that a plan of exchange has been adopted by each constituent entity (NRS 92A.200). Merger: (Select one box) The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200). The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180). ** Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed. 7. Amendment, if any, to the articles or certificate of the surviving entity. (NRS 92A.200): (Merger only) ** Country Form will be returned if unsigned. Page 3 of 4 This form must be accompanied by appropriate fees. Revised: 8/1/2023

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FRANCISCO V. AGUILAR Secretary of State 401 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov www.nvsilverflume.gov Page 4 of 4 Revised: 8/1/2023 Title Date 10. Signature(s): (Required) Form will be returned if unsigned. This form must be accompanied by appropriate fees. Name of acquired/merging entity X ________________________________ Signature (Exchange/Merger) Title Date X ________________________________ Signature (Exchange/Merger) Name of acquiring/surviving entity Please include any required or optional information in space below: (attach additional page(s) if necessary) Articles of Conversion/Exchange/Merger NRS 92A.200 and 91A.205 If more than one entity being acquired or merging please attach additional page of informaiton and signatures. Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or one member if there are no managers; A trustee of each Nevada business trust (NRS 92A.230). The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed. Merger: 9. Signature Statement Continued: (Required) Title Date X ________________________________ Signature of Constituent Entity (Conversion) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or a member if there are no Managers; A trustee of each Nevada business trust (NRS 92A.230) Unless otherwise provided in the certificate of trust or governing instrument of a business trust, an exchange must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the exchange. The articles of exchange must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed. Exchange:

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Appendix C

STATE OF DELAWARE

CERTIFICATE OF CONVERSION

FROM A NON-DELAWARE CORPORATION

TO A DELAWARE CORPORATION

PURSUANT TO SECTION 265 of

the Delaware general corporation law

The jurisdiction where the non-Delaware corporation was first formed is the State of Nevada and the date the non-Delaware corporation was first formed is May 26, 2020.

The jurisdiction immediately prior to filing this Certificate is the State of Nevada.

The name of the non-Delaware corporation immediately prior to filing this Certificate is Dakota Gold Corp.

The name of the corporation as set forth in the Certificate of Incorporation is Dakota Gold Corp.

IN WITNESS WHEREOF, the undersigned have executed this Certificate on the [●] day of [●], A.D. 2024.

By:
Authorized Person or Officer
Name:
Print or Type

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Appendix d

DELAWARE CERTIFICATE OF INCORPORATION

ARTICLE I
NAME OF THE CORPORATION

The name of the corporation is Dakota Gold Corp. (the “Corporation”).

ARTICLE II
REGISTERED AGENT

The address of the registered office of the Corporation in the State of Delaware is [REGISTERED OFFICE ADDRESS]. The name of the registered agent of the Corporation at such address is [REGISTERED AGENT NAME].

ARTICLE III
BUSINESS PURPOSE

The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”).

ARTICLE IV
CAPITAL STOCK

Section 4.01         Authorized Classes of Stock. The total number of shares of stock of all classes of capital stock that the Corporation is authorized to issue is 300,000,000, of which all of the shares shall be shares of common stock having a par value of $0.001 per share (“Common Stock”).

Section 4.02         Common Stock. The holders of the Common Stock shall exclusively possess all voting power. Each holder of shares of Common Stock shall be entitled to one vote for each share it holds.

ARTICLE V
BOARD OF DIRECTORS

Section 5.01         General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon the Board of Directors by statute, this Certificate of Incorporation, or the Bylaws of the Corporation (the “Bylaws”), the Board of Directors is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject to the provisions of the DGCL, this Certificate of Incorporation and any Bylaws adopted by the stockholders; provided, however, that no Bylaws hereafter adopted by the stockholders shall invalidate any prior act of the Board of Directors that would have been valid if such Bylaws had not been adopted.

Section 5.02         Number of Directors. The number of directors of the Corporation which shall constitute the entire Board of Directors shall be the number of directors as fixed from time to time in accordance with the Bylaws.

Section 5.03         Written Ballot. Unless and except to the extent that the Bylaws shall so require, the election of director of the Corporation need not be by written ballot.

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ARTICLE VI
LIMITATION OF LIABILITY; INDEMNIFICATION

Section 6.01         Limitation of Liability. To the fullest extent permitted by the DGCL as it currently exists or may hereafter be amended, a director or officer of the Corporation shall not be personally liable to the Corporation or to its stockholders for monetary damages for any breach of fiduciary duty as a director or officer. No amendment to, modification of, or repeal of this Section 7.01  shall apply to or have any effect on the liability or alleged liability of any director or officer of the Corporation for or with respect to any acts or omissions of such director or officer occurring prior to such amendment.

Section 6.02         Indemnification. The Corporation shall indemnify to the fullest extent permitted by law as it now exists or may hereafter be amended any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative, or investigative, by reason of the fact that the person is or was a director or officer of the Corporation or any predecessor of the Corporation, or serves or served at any other enterprise as a director, officer, employee, or agent at the request of the Corporation or any predecessor to the Corporation. Any amendment, repeal, or modification of this Section 7.02 shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

ARTICLE VII
BYLAWS

Section 7.01         Board of Directors. In furtherance and not in limitation of the powers conferred by law, the Board of Directors is expressly authorized and empowered to adopt, amend, alter, or repeal the Bylaws without any action on the part of the stockholders.

Section 7.02         Stockholders. The stockholders shall also have the power to adopt, amend, alter, or repeal the Bylaws.

ARTICLE VIII
AMENDMENTS

The Corporation reserves the right at any time from time to time to amend, alter, change, or repeal any provision contained in this Certificate of Incorporation, and any other provisions authorized by the DGCL may be added or inserted, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors, or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to this reservation.

Notwithstanding any other provision of this Certificate of Incorporation or any provision of law that might otherwise permit a lesser vote or no vote, the affirmative vote of the holders of a majority in voting power of the stock of the Corporation entitled to vote thereon shall be required to amend, alter, change, or repeal any provision of this Certificate of Incorporation, or to adopt any new provision of this Certificate of Incorporation.

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Appendix e

DELAWARE BYLAWS

ARTICLE I. CORPORATE OFFICES

Section 1.1.          Registered Office and Agent. The registered office of Dakota Gold Corp. (the “Corporation”) will be fixed in the Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”).

Section 1.2.          Other Offices. The Corporation may have other offices, both within and without the State of Delaware, as the Board of Directors of the Corporation (the “Board of Directors”) from time to time shall determine or the business of the Corporation may require.

ARTICLE II. MEETINGS OF STOCKHOLDERS

Section 2.1.          Place of Meetings; Meetings by Remote Communications.

(a)            Place of Meetings. Meetings of the stockholders shall be held at such place, if any, either within or without the State of Delaware, or by means of remote communication, as the Board of Directors shall determine.

(b)            Meetings by Remote Communications. The Board of Directors may, in its sole discretion, determine that any meeting of stockholders shall not be held at any place, but will instead be held solely by means of remote communication as provided under Section 211 of the Delaware General Corporation Law (“DGCL”), subject to such guidelines and procedures as the Board of Directors may adopt. Stockholders and proxyholders participation in a meeting by means of remote communication permitted shall be deemed to be present in person and eligible to vote at a meeting of stockholders.

Section 2.2.          Annual Meetings.

The annual meeting of the stockholders for the election of directors and for the transaction of such other business as may properly come before the meeting in accordance with these Bylaws shall be held at such date, time, and place, if any, as shall be determined by the Board of Directors and stated in the notice of the meeting.

At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) brought by or at the direction of the Board of Directors or any duly authorized committee thereof, or (c) brought by a stockholder of the Corporation who was a stockholder of record of the Corporation at the time the notice provided for in this Section 2.2 is delivered to the Secretary of the Corporation, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 2.2. For any business (other than nominations of persons for election to the Board of Directors, which is provided for in Section 2.3 of these By-Laws) to be properly brought before an annual meeting by a stockholder pursuant to clause (c) of the preceding sentence, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and any such proposed business must constitute a proper matter for stockholder action. To be timely, a stockholder’s notice must be delivered to the secretary of the corporation at the principal executive offices of the corporation, not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred and twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, for notice by the stockholder to be timely it must be so delivered not earlier than the close of business on the one hundred and twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public disclosure of the date of such meeting is first made by the Corporation. For purposes of these Bylaws, public disclosure shall include disclosure in a press release reported by the Dow Jones News Services, Associated Press, Reuters Information Services, Inc. or other national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

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A stockholder’s notice to the Secretary of the Corporation shall set forth the following:

(a)            a brief description of the business desired to be brought before the annual meeting;

(b)            the reasons for conducting such business at the annual meeting;

(c)            the text of the proposal or business (including the text of any resolutions proposed for consideration and, in the event such business includes a proposal to amend the Bylaws, the language of the proposed amendment);

(d)            any substantial interest (within the meaning of Item 5 of Schedule 14A under the Exchange Act) in such business of such stockholder and the beneficial owner (within the meaning of Section 13(d) of the Exchange Act), if any, on whose behalf the proposal is made; and

(e)            as to the proposing stockholder:

(1)            the name and address of such stockholder, as they appear on the Corporation’s books, and of the beneficial owner, if any, on whose behalf the proposal is being made;

(2)            the class or series and number of shares of the Corporation that are owned beneficially and of record by the stockholder and the beneficial owner, if any, on whose behalf the proposal is being made, as of the date of the stockholder’s notice, and a representation that the stockholder will notify the Corporation in writing of the class and number of shares owned of record and beneficially as of the record date for the meeting within five business days after the record date for the meeting;

(3)            a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the stockholder’s notice by, or on behalf of, such stockholder and such beneficial owners, whether or not such instrument or right shall be subject to settlement in underlying shares of capital stock of the Corporation, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such stockholder or such beneficial owner, with respect to securities of the Corporation, and a representation that the stockholder will notify the Corporation in writing of any such agreement, arrangement, or understanding in effect as of the record date of the meeting within five business days after the record date for such meeting;

(4)            a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to make the proposal;

(5)            a description of any agreement, arrangement or understanding with respect to the proposal between or among such stockholder and/or such beneficial owner, any of their respective affiliates or associates, and any others acting in concert with any of the foregoing, and a representation that the stockholder will notify the Corporation in writing of any such agreement, arrangement or understanding in effect as of the record date for the meeting within five business days after the record date for such meeting;

(6)            a representation whether the proposing stockholder or the beneficial owner, if any, intends or is part of a group which intends (1) to solicit proxies or votes in support of such proposal, and (2) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation's outstanding capital stock required to approve or adopt the proposal;

(7)            the names and addresses of other stockholders (including beneficial and record owners) known by the proposing stockholder to support the proposal, and to the extent known, the class and number of all shares of the Corporation's capital stock owned beneficially or of record by such other stockholders; and

(8)            any other information relating to such stockholder and beneficial owner, if any, required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for the proposal pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

Notwithstanding anything in the Bylaws to the contrary and except as otherwise expressly provided in Rule 14a-8 of the Exchange Act, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this Section 2.2. The presiding officer of an annual meeting shall, if the facts warrant, determine and declare at the meeting that business was not properly brought before the meeting and in accordance with the provisions of this Section 2.2, and if the presiding officer should so determine, the presiding officer shall so declare at the meeting and any such business not properly brought before the meeting shall not be transacted. Notwithstanding the foregoing provisions of this Section 2.2, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual meeting of stockholders of the Corporation to present the proposed business, such proposed business shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of these Bylaws, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.

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Notwithstanding the foregoing provisions of this Section 2.2, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder with respect to the matters set forth in this Section 2.2; provided, however, that any references in these Bylaws to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit any requirements applicable to proposals of business to be considered pursuant to this Section 2.2, and compliance with this Section 2.2 shall be the exclusive means for a stockholder to submit business other than nominations (other than business brought properly under and in compliance with Rule 14a-8 of the Exchange Act, as may be amended from time to time). Nothing in this Section 2.2 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the corporation’s proxy statement pursuant to Rule 14a-8 of the Exchange Act.

Section 2.3.          Notice of Stockholder Nominees.

Only persons who are nominated in accordance with the procedures set forth in these Bylaws shall be eligible for election as directors. Nominations of persons for election to the board of directors of the Corporation may be made at an annual meeting of stockholders only (a) by or at the direction of the Board of Directors or any duly authorized committee thereof, or (b) by any stockholder of the Corporation who was a stockholder of record of the Corporation at the time the notice provided for in this Section 2.3 is delivered to the Secretary of the Corporation, who is entitled to vote for the election of directors at the meeting and who complies with the notice procedures set forth in this Section 2.3. Nominations by stockholders shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder’s notice shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day, nor earlier than the close of business on the one hundred and twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the one hundred and twentieth (120th) day and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public disclosure of the date of such meeting was first made by the Corporation. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

A stockholder’s notice to the Secretary of the Corporation shall include the following:

(a)           the name, age, business address, and residence address of each nominee proposed in such notice;

(b)           the principal occupation or employment of each such nominee;

(c)           the class and number of shares of capital stock of the Corporation which are owned of record and beneficially by each such nominee (if any);

(d)           such other information concerning each such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved) or that is otherwise required to be disclosed under Section 14(a) of the Exchange Act;

(e)           such person’s written consent to being named in a proxy statement and to serving as a director of the Corporation if elected; and

(f)            as to the proposing stockholder:

(1)           the name and address of such stockholder, as they appear on the Corporation’s books, and of the beneficial owner, if any, on whose behalf the nomination is being made;

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(2)           the class or series and number of shares of the Corporation that are owned beneficially and of record by the stockholder and the beneficial owner, if any, on whose behalf the nomination is being made, as of the date of the stockholder’s notice, and a representation that the stockholder will notify the Corporation in writing of the class and number of shares owned of record and beneficially as of the record date for the meeting within five business days after the record date for the meeting;

(3)           a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the stockholder’s notice by, or on behalf of, such stockholder and such beneficial owners, whether or not such instrument or right shall be subject to settlement in underlying shares of capital stock of the Corporation, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such stockholder or such beneficial owner, with respect to securities of the Corporation, and a representation that the stockholder will notify the Corporation in writing of any such agreement, arrangement, or understanding in effect as of the record date of the meeting within five business days after the record date for such meeting;

(4)           a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to make the nomination;

(5)           a description of any agreement, arrangement or understanding with respect to the nomination between or among such stockholder and/or such beneficial owner, any of their respective affiliates or associates, and any others acting in concert with any of the foregoing, including the nominee, and a representation that the stockholder will notify the Corporation in writing of any such agreement, arrangement or understanding in effect as of the record date for the meeting within five business days after the record date for such meeting;

(6)           a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (1) to solicit proxies or votes in support of such director nominees or nomination in accordance with Rule 14a-19 promulgated under the Exchange Act, and (2) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation's outstanding capital stock required to elect the nominee;

(7)           the names and addresses of other stockholders (including beneficial and record owners) known by the proposing stockholder to support the nomination, and to the extent known, the class and number of all shares of the Corporation's capital stock owned beneficially or of record by such other stockholders, and

(8)           any other information relating to such stockholder and beneficial owner, if any, required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for the election of directors in an election contest pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder; and

(9)           any other information relating to such proposing stockholder and beneficial owner, if any, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the election of directors in an election contest pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

In addition, the Corporation may require any proposed nominee to furnish such other information as the Corporation may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation.

Notwithstanding anything in the first paragraph of this Section 2.3 to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation at the annual meeting is increased effective after the time period for which nominations would otherwise be due under the first paragraph of this Section 2.3 and there is no public disclosure by the Corporation naming the nominees for the additional directorships at least one hundred (100) days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Section 2.3 shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public disclosure is first made by the Corporation.

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No person shall be eligible for election as a director of the Corporation at an annual meeting unless nominated in accordance with the procedures set forth in these Bylaws. The presiding officer of the meeting shall, if the facts warrant, determine and declare at the meeting that nomination was not made in accordance with the procedures prescribed by these Bylaws, and if the presiding officer should so determine, the presiding officer shall so declare at the meeting and the defective nomination shall be disregarded. Notwithstanding the foregoing provisions of this Section 2.3, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual meeting of stockholders of the Corporation to present a nomination, such nomination shall be disregarded and such nomination shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation.

Notwithstanding the foregoing provisions of this Section 2.3, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder with respect to the matters set forth in this Section 2.3; provided, however, that any references in these Bylaws to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit any requirements applicable to nominations to be considered pursuant to this Section 2.3, and compliance with Section 2.3 shall be the exclusive means for a stockholder to make nominations at an annual meeting of stockholders.

Section 2.4.          Special Meetings.

Except as otherwise required by law, special meetings of the stockholders for any purpose or purposes may be called only by resolution adopted by a majority of the entire Board of Directors. No other person or persons may call a special meeting. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting.

Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be selected pursuant to the notice of meeting (a) by or at the direction of the Board of Directors or any duly authorized committee thereof or, (b) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time the notice provided for in this Section 2.4 is delivered to the Secretary of the Corporation, who is entitled to vote at the meeting and upon such election and who complies with the notice procedures set forth in this Section 2.4. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if the stockholder’s notice required by Section 2.3 of these Bylaws shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not earlier than the close of business on the one hundred and twentieth (120th) day prior to such special meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such special meeting or the tenth (10th) day following the day on which public disclosure is first made of the date of the special meeting and of the nominees proposed by the board of directors to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

No person shall be eligible for election as a director of the Corporation at a special meeting unless nominated in accordance with the procedures set forth in these Bylaws. The presiding officer of the meeting shall, if the facts warrant, determine and declare at the meeting that the nomination was not made in accordance with the procedures prescribed by these Bylaws, and if the presiding officer should so determine, the presiding officer shall so declare at the meeting and the defective nomination shall be disregarded. Notwithstanding the foregoing provisions of this Section 2.4, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the special meeting of stockholders of the Corporation to present a nomination, such nomination shall be disregarded and such nomination shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation.

Notwithstanding the foregoing provisions of this Section 2.4, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder with respect to the matters set forth in this Section 2.4; provided, however, that any references in these Bylaws to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit any requirements applicable to nominations to be considered pursuant to this Section 2.4, and compliance with Section 2.4 shall be the exclusive means for a stockholder to make nominations at a special meeting of stockholders.

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Section 2.5.          Notice of Meetings.

(a)            General. Notice of the place, if any, date and hour of any stockholders’ meeting shall be given to each stockholder entitled to vote. The notice shall state the means of remote communications, if any, by which stockholders and proxy holders may be deemed present in person and vote at the meeting. If the voting list for the meeting is to be made available by means of an electronic network or if the meeting is to be held solely by remote communication, the notice shall include the information required to access the reasonably accessible electronic network on which the Corporation will make its voting list available either prior to the meeting or, in the case of a meeting held solely by remote communication, during the meeting. Notice of a special meeting shall also state the purpose or purposes for which the meeting has been called. Unless otherwise provided by applicable law, the Certificate of Incorporation or these Bylaws, notice shall be given not less than ten (10) nor more than sixty (60) days before the date of such meeting.

(b)            Manner of Notice. Notices of meetings to stockholders may be given by mailing the same, addressed to the stockholder entitled thereto, at such stockholder’s mailing address as it appears on the records of the Corporation and such notice shall be deemed to be given when deposited in the U.S. mail, postage prepaid. Without limiting the manner by which notices of meetings otherwise may be given, any such notice may be given by electronic transmission in accordance with applicable law.

(c)            Waiver of Notice. Notice of any meeting need not be given to any stockholder who shall, either before or after the meeting, submit a waiver of notice in accordance with Section 229 of the DGCL. Attendance of a stockholder at a meeting shall constitute a waiver of notice of such meeting, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any meeting of the stockholders need to be specified in the waiver of notice unless so required by the Certificate of Incorporation or these Bylaws. Any stockholder so waiving notice of the meeting shall be bound by the proceedings of the meeting in all respects as if due notice thereof had been given.

(d)            Affidavit of Notice. An affidavit of the Corporation’s Secretary, an assistant secretary or an agent of the Corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

Section 2.6.          Quorum. Except as otherwise provided by Delaware law, the Certificate of Incorporation or these Bylaws, the presence, in person or by proxy, of the holders of 33 1/3 percent (33.33%) in voting power of the shares of stock entitled to vote at the meeting shall constitute a quorum. Where a separate vote by a class or series or classes or series of stock is required at a meeting, the presence, in person or by proxy, of the holders of 33 1/3 percent (33.33%) in voting power of the shares of each such class or series of stock shall also be required to constitute a quorum. In the absence of a quorum, either the chairperson of the meeting or the holders of a majority of the voting power of the shares of stock present, in person or by proxy, and entitled to vote at the meeting may adjourn the meeting in the manner provided in Section 2.7 until a quorum is present or represented. A quorum, once established at a meeting, shall not be broken by the withdrawal of the holders of enough voting power to leave less than a quorum. If a quorum is present at an original meeting, a quorum need not be present at an adjourned session of that meeting.

Section 2.7.          Adjourned Meeting; Notice. Either the chairperson of the meeting or the holders of a majority of the voting power of the shares of stock present, in person or by proxy, and entitled to vote at the meeting may adjourn any meeting of stockholders from time to time. At the adjourned meeting, the Corporation may transact any business that might have been transacted at the original meeting. Notice of an adjourned meeting need not be given if the time, place, if any, thereof and the means of remote communication, if any, are announced at the meeting at which the adjournment is taken. If the adjournment is for more than thirty (30) days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Section 2.8.          List of Stockholders Entitled to Vote. At least 10 days before every meeting of the stockholders, the Secretary of the Corporation shall prepare a complete list of the stockholders entitled to vote at such meeting, arranged in alphabetical order and showing each stockholder’s address and number of shares registered in their name. The list need not include electronic mail addresses or other electronic contact information for any stockholder. For a period of at least ten (10) days ending on the day before the meeting date, such list shall be open to the examination of any stockholder for any purpose germane to the meeting (i) on a reasonably accessible electronic network (provided that the information required to gain access to such list is provided with the notice of the meeting) or (ii) during ordinary business hours at the Corporation’s principal place of business. If the list is made available on an electronic network, the Corporation may take reasonable steps to ensure that it is available only to stockholders. If the meeting is held at a place, the voting list shall be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present. If the meeting is held solely by means of remote communications, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. In either case, any stockholder may inspect the voting list at any time during the meeting.

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Section 2.9.          Vote Required. Unless otherwise required by law or provided in the Certificate of Incorporation, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder or by proxy for each share of the stock having voting power held by such stockholder. Subject to express provisions of the DGCL or of the Certificate of Incorporation requiring a different vote, any matter, other than the election of directors, properly brought before any meeting at which a quorum is present shall be decided by the affirmative vote of a majority of the voting power of the shares of stock present, in person or by proxy, at the meeting and entitled to vote on the matter. Unless otherwise required by law, the Certificate of Incorporation, or these Bylaws, directors shall be elected by a plurality of the voting power of the shares of stock present, in person or by proxy, at the meeting and entitled to vote on the matter.

Section 2.10.        Conduct of Business.

(a)            Chairperson; Secretary. The following people shall preside over any meeting of the stockholders: the chairperson of the Board of Directors (the “Chairperson”), if any, or, in the Chairperson’s absence, the President, or, in the absence of all of the foregoing persons, a chairperson designated by the Board of Directors, or, in the absence of a chairperson designated by the Board of Directors, a chairperson chosen by the stockholders at the meeting. In the absence of the Secretary and any assistant secretary, the chairperson of the meeting may appoint any person to act as secretary of the meeting.

(b)            Rules of Conduct. The Board of Directors or the chairperson of the meeting may adopt such rules, regulations and procedures for the conduct of any meeting of the stockholders as it deems appropriate including, without limitation, rules, regulations and procedures regarding participation in the meeting by means of remote communication. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairperson of the meeting shall determine the order of business and the procedure at the meeting, including such matters as the regulation of the manner of voting and the conduct of business, as the chairperson of the meeting deems appropriate. The rules, regulations and procedures adopted may include, without limitation, rules that (i) establish an agenda or order of business, (ii) are intended to maintain order and safety at the meeting, (iii) restrict entry to the meeting after the time fixed for its commencement, and (iv) limit the time allotted to stockholder questions or comments. Unless otherwise determined by the Board of Directors or the chairperson of the meeting, meetings of the stockholders need not be held in accordance with the rules of parliamentary procedure.

Section 2.11.        Inspector of Elections. In advance of any meeting of the stockholders, the Board of Directors shall appoint one or more inspectors, who may be employees of the Corporation, to act at the meeting or any adjournment thereof and make a written report thereof. The Board of Directors may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of the inspector’s duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of their ability. The inspectors shall have the duties prescribed by Section 231 of the DGCL and may appoint or retain other persons or entities to assist the inspector or inspectors in the performance of their duties.

Section 2.12.        Record Date. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action.

If the Board of Directors does not so fix a record date:

(a)            The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held;

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(b)            The record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is necessary, shall be the day on which the first written consent (including consent by electronic mail or other electronic transmission as permitted by law) is delivered to the Corporation; and

(c)            The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

Section 2.13.        Action by Written Consent. Any action required or allowed to be taken at a meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, provided that a consent in writing setting forth the action so taken, is (i) signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and (ii) delivered to the Corporation in accordance with Section 228(a) of the DGCL, except that: (a) if any greater proportion of voting power is required for such action at a meeting, then the greater proportion of written consents is required; and (b) this provision for action by written consent does not supersede any specific provision for action by written consent contained in the DGCL.

Section 2.14.        Proxies. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. The authorization of a person to act as proxy may be documented, signed, and delivered in accordance with Section 116 of DGCL, provided that such authorization shall set forth, or be delivered with, information enabling the Corporation to determine the identity of the stockholder granting such authorization. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy that is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary a revocation of the proxy or a new proxy bearing a later date. Any stockholder soliciting proxies from other stockholders must use a proxy card color other than white, which shall be reserved for the exclusive use by the Board of Directors.

ARTICLE III. DIRECTORS

Section 3.1.          General Powers. Subject to the provisions of the DGCL and any limitation in the Certificate of Incorporation or these Bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors.

Section 3.2.          Number of Directors. The Board of Directors shall consist of one or more members, the number thereof to be determined from time to time by resolution of the Board of Directors.

Section 3.3.          Term of Office. Each director shall hold office until his or her successor is elected and qualified or until his or her earlier death, resignation, disqualification or removal.

Section 3.4.          Resignation. Any director may resign at any time by notice given in writing or by electronic transmission to the Corporation. Such resignation shall take effect at the date of receipt of such notice by the Corporation or at such later effective date or upon the happening of an event or events as is therein specified. A resignation that is conditioned on a director failing to receive a specified vote for reelection as a director may provide that it is irrevocable. A verbal resignation shall not be deemed effective until confirmed by the director in writing or by electronic transmission to the Corporation.

Section 3.5.          Vacancies. Unless otherwise provided in the Certificate of Incorporation or these Bylaws, any vacancy in the Board of Directors, including a vacancy resulting from an enlargement of the Board of Directors, may be filled by a vote of the majority of the remaining directors, although less than a quorum, or by a sole remaining director. A director appointed by the Board of Directors shall hold office for the remainder of the term of the director he or she is replacing.

Section 3.6.          Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such times and at such places, if any, as may be determined from time to time by the Board of Directors.

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Section 3.7.          Special Meetings. Special meetings of the Board of Directors may be called by the Chairperson, the President or by any director. Notice of any special meeting shall be given to each director and shall state the time and place for the special meeting.

Section 3.8.          Adjourned Meetings. A majority of the directors present at any meeting of the Board of Directors, including an adjourned meeting, whether or not a quorum is present, may adjourn and reconvene such meeting to another time and place. At least 24 hours’ notice of any adjourned meeting of the Board of Directors shall be given to each director whether or not present at the time of the adjournment, if such notice shall be given by one of the means specified in Section 3.11 hereof other than by mail, or at least three days’ notice if by mail. Any business may be transacted at an adjourned meeting that might have been transacted at the meeting as originally called.

Section 3.9.          Notice of Meetings.

(a)            General. Subject to this Article III, whenever notice is required to be given to any director by applicable law, the Certificate of Incorporation, or these Bylaws, such notice shall be deemed given effectively if (i) in person or by telephone to the director at least twenty-four (24) hours in advance of the meeting, (ii) by personally delivering written notice to the director’s last known business or home address at least forty-eight (48) hours in advance of the meeting, (iii) by delivering an electronic transmission (including, without limitation, via electronic mail) to the director’s last known address for receiving electronic messages at least forty-eight (48) hours in advance of the meeting, (iv) by depositing written notice with a reputable delivery service or overnight carrier addressed to the director’s last known business or home address for delivery to that address no later than the business day preceding the date of the meeting, or (v) by depositing written notice in the U.S. mail, postage prepaid, addressed to the director’s last known business or home address no later than the third business day preceding the date of the meeting. A notice of meeting need not specify the purposes of the meeting.

(b)            Waiver of Notice. Whenever notice to directors is required by applicable law, the Certificate of Incorporation, or these Bylaws, a waiver thereof, in writing signed by, or by electronic transmission by, the director entitled to the notice, whether before or after such notice is required, shall be deemed equivalent to notice. Attendance by a director at a meeting shall constitute a waiver of notice of such meeting except when the director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting was not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any Board of Directors or committee meeting need be specified in any waiver of notice unless so required by the Certificate of Incorporation or these Bylaws.

Section 3.10.         Quorum. At all meetings of the Board of Directors, a majority of the directors in office at the time shall constitute a quorum. Thereafter, a quorum shall be deemed present for purposes of conducting business and determining the vote required to take action for so long as at least a third (1/3) of the total number of directors is present. If a quorum is not present at any meeting of the Board of Directors, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

Section 3.11.         Vote Required. The Board of Directors shall act by the vote of a majority of the directors present at a meeting at which a quorum is present. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

Section 3.12.         Chairperson; Secretary. If the Chairperson and the President are not present at any meeting of the Board of Directors, or if no such officers have been elected, then the Board of Directors shall choose a director who is present at the meeting to preside over it. In the absence of the Secretary and any assistant secretary, the Chairperson may appoint any person to act as secretary of the meeting.

Section 3.13.         Meetings by Telephone. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any committee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other. Participation in a meeting in this manner shall constitute presence in person at the meeting.

Section 3.14.         Action by Written Consent. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all directors or members of such committee, as the case may be, consent thereto in writing or by electronic transmission and any consent may be documented, signed, and delivered in any manner permitted by Section 116 of the DGCL. After an action is taken, the consent or consents relating thereto shall be filed with the minutes of proceedings of the Board of Directors or committee in accordance with applicable law.

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Section 3.15.        Fees and Expenses. Directors shall receive such reasonable fees for their services on the Board of Directors and any committee thereof and such reimbursement of their actual and reasonable expenses as may be fixed or determined by the Board of Directors.

Section 3.16.        Committees of the Board of Directors. The Board of Directors may designate one or more committees (including without limitation, an executive committee), each of which shall consist of one or more directors. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent permitted by applicable law, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation and may authorize the seal of the Corporation to be affixed to all papers that may require it to the extent so authorized by the Board of Directors. Unless the Board of Directors provides otherwise, at all meetings of such committee, a majority of the then authorized members of the committee shall constitute a quorum for the transaction of business, and the vote of a majority of the members of the committee present at any meeting at which there is a quorum shall be the act of the committee. Each committee shall keep regular minutes of its meetings and report to the Board of Directors in such manner as the Board of Directors may from time to time determine. Except as the Board of Directors may otherwise determine, any committee may make rules for the conduct of its business. Unless otherwise provided in a resolution of the Board of Directors or in rules adopted by the committee, each committee shall conduct its business as nearly as possible in the same manner as is provided in these Bylaws for the Board of Directors.

ARTICLE IV. OFFICERS

Section 4.1.          Positions and Election. The officers of the Corporation shall be chosen by the Board of Directors and shall include a chief executive officer (the “Chief Executive Officer”), a president (the “President”), a chief financial officer (the “Chief Financial Officer”), a treasurer (the “Treasurer”), and a secretary (the “Secretary”). The Board of Directors, in its discretion, may also elect one or more vice presidents, assistant treasurers, assistant secretaries, and other officers in accordance with these by-laws. Any two or more offices may be held by the same person.

Section 4.2.          Term. Each officer of the Corporation shall hold office until such officer’s successor is elected and qualified or until such officer’s earlier death, resignation, or removal. Any officer elected or appointed by the Board of Directors may be removed by the Board of Directors at any time with or without cause by the majority vote of the members of the Board of Directors then in office. The removal of an officer shall be without prejudice to such officer’s contract rights, if any. The election or appointment of an officer shall not of itself create contract rights. Any officer of the Corporation may resign at any time by giving notice of their resignation in writing, or by electronic transmission, to the President or the Secretary. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Should any vacancy occur among the officers, the position shall be filled for the unexpired portion of the term by appointment made by the Board of Directors.

Section 4.3.          Chief Executive Officer. The Chief Executive Officer shall, subject to the provisions of these by-laws and the control of the Board of Directors, have general supervision, direction, and control over the business of the Corporation and over its officers. The Chief Executive Officer shall perform all duties incident to the office of the Chief Executive Officer, and any other duties as may be from time to time assigned to the Chief Executive Officer by the Board of Directors, in each case subject to the control of the Board of Directors.

Section 4.4.          President. The President shall report and be responsible to the Chief Executive Officer. The President shall have such powers and perform such duties as from time to time may be assigned or delegated to the President by the Board of Directors or the Chief Executive Officer or that are incident to the office of president.

Section 4.5.          Secretary. The Secretary shall attend all sessions of the Board of Directors and all meetings of the stockholders and record all votes and the minutes of all proceedings, and shall perform like duties for committees of the Board of Directors when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors, the Chairperson or the Chief Executive Officer. The Secretary shall keep in safe custody the seal of the Corporation and have authority to affix the seal to all documents requiring it and attest to the same.

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Section 4.6.          Chief Financial Officer. The Chief Financial Officer shall be the principal financial officer of the Corporation and shall have such powers and perform such duties as may be assigned by the Board of Directors, the Chairperson or the Chief Executive Officer.

Section 4.7.          Treasurer. The Treasurer of the Corporation shall have the custody of the Corporation’s funds and securities, except as otherwise provided by the Board of Directors, and shall keep full and accurate accounts of receipts and disbursements in records belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chief Executive Officer and the President and the directors, at the regular meetings of the Board of Directors, or whenever they may require it, an account of all of the Treasurer’s transactions as Treasurer and of the financial condition of the Corporation.

Section 4.8.          Other Officers. Such other officers as the Board of Directors may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors. The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.

Section 4.9.          Duties of Officers May Be Delegated. In case any officer is absent, or for any other reason that the Board of Directors may deem sufficient, the Chief Executive Officer or the President or the Board of Directors may delegate for the time being the powers or duties of such officer to any other officer or to any director.

ARTICLE V. STOCK

Section 5.1.          Stock Certificates. Shares of the Corporation’s stock may be certified or uncertified, as provided under Delaware law, and shall be entered in the books of the Corporation and registered as they are issued. Shares of stock represented by certificates shall be in such form as shall be approved by the Board of Directors. The certificates representing shares of stock shall be signed by, or in the name of, the Corporation by any two authorized officers of the Corporation. Any or all of the signatures on a certificate may be a facsimile. In case any officer, transfer agent or registrar who signed or whose facsimile signature has been placed upon a certificate shall have ceased to be an officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

Section 5.2.          Registered Stockholders. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner, shall be entitled to hold liable for calls and assessments the person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

Section 5.3.          Stockholder Addresses. It shall be the duty of each stockholder to notify the Corporation of its address.

Section 5.4.         Transfers of Stock. Stock of the Corporation shall be transferable in the manner prescribed by law and in these Bylaws. Transfers of stock shall be made on the books administered by or on behalf of the Corporation only by the direction of the registered holder thereof or such person’s attorney, lawfully constituted in writing, and, in the case of certificated shares, upon the surrender to the Corporation or its transfer agent or other designated agent of the certificate thereof, which shall be cancelled before a new certificate or uncertificated shares shall be issued. The Board of Directors may make further rules and regulations concerning the transfer and registration of shares of stock and, in the case of certificated shares, the certificates representing them.

Section 5.5.          Transfer Agents and Registrars. The Board of Directors may appoint, or authorize any officer or officers to appoint, one or more transfer agents and one or more registrars.

Section 5.6.          Lost, Stolen, Destroyed or Mutilated Certificates. The Corporation may direct a new stock certificate or uncertificated shares to be issued in the place of any certificate theretofore issued by it alleged to have been lost, stolen, destroyed or mutilated upon the making of an affidavit of that fact by the owner of the allegedly lost, stolen, or destroyed certificate. When authorizing such issue of a new certificate or uncertificated shares, the Board of Directors or the Secretary may, in its discretion and as a condition precedent to the issuance thereof, require the owner of the lost, stolen, or destroyed certificate, or the owner’s legal representative to give the Corporation a bond sufficient to indemnify it against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen, or destroyed or the issuance of such new certificate or uncertificated shares.

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ARTICLE VI. GENERAL PROVISIONS

Section 6.1.          Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors and may be changed by the Board of Directors.

Section 6.2.          Corporate Seal. The Corporation may adopt a corporate seal, which shall be adopted and which may be altered by the Board of Directors, and may use the same by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

Section 6.3.          Checks, Notes, Drafts, Etc. All checks, notes, drafts, or other orders for the payment of money of the Corporation shall be signed, endorsed, or accepted in the name of the Corporation by such officer, officers, person, or persons as from time to time may be designated by the Board of Directors or by an officer or officers authorized by the Board of Directors to make such designation.

Section 6.4.          Execution of Corporate Contracts and Instruments. The Board of Directors, except as otherwise provided in these Bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

Section 6.5.          Books and Records. Any records administered by or on behalf of the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be maintained on any information storage device, method, or one or more electronic networks or databases (including one or more distributed electronic networks or databases); provided that the records so kept can be converted into clearly legible paper form within a reasonable time, and, with respect to the stock ledger, the records so kept comply with Section 224 of the DGCL. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect such records pursuant to applicable law.

Section 6.6.          Construction; Definitions. Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the DGCL shall govern the construction of these Bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both a Corporation and a natural person.

Section 6.7.          Amendments. The Bylaws of the Corporation may be adopted, amended or repealed by the stockholders entitled to vote; provided, however, that the Corporation may, in its Certificate of Incorporation, confer the power to adopt, amend or repeal these Bylaws upon the Board of Directors. The fact that such power has been so conferred upon the Board of Directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal Bylaws.

Section 6.8.          Conflicts with Certificate of Incorporation. In the event of any conflict between the provisions of the Corporation’s Certificate of Incorporation and these Bylaws, the provisions of the Certificate of Incorporation shall govern.

ARTICLE VII. INDEMNITY

Section 7.1.          Indemnification. To the fullest extent permitted by law, the Corporation shall indemnify and hold harmless any person who is or was made or threatened to be made a party or it otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (an “Action”), by reason of the fact that such person, or a person for whom such person is the legal representative, is or was a director or officer agent of the Corporation or, while a director or officer, is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans (each, an “Indemnified Person”), against all liability and loss suffered and expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement or other disposition that the Indemnified Person actually and reasonably incurs in connection with the Action and shall reimburse each such person for all legal fees and expenses reasonably incurred by such person in seeking to enforce its rights to indemnification under this Article (by means of legal action or otherwise). Notwithstanding the preceding sentence, the Corporation shall be required to indemnify a person in connection with an Action (or part thereof) commenced by such person only if the commencement of such Action (or part thereof) by the person was authorized in the specific case by the Board of Directors.

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Section 7.2.          Advancement of Expenses. Upon written request from an Indemnified Person, the Corporation shall pay the expenses (including attorneys’ fees) actually and reasonably incurred by such Indemnified Person in connection with any Action in advance of its final disposition upon receipt of an undertaking by or on behalf of the Indemnified Person to repay such amount if it shall ultimately be determined that they are not entitled to be indemnified by the Corporation as authorized in this Article VII.

Section 7.3.          Non-Exclusivity of Rights. The rights contained in this Article VII shall not be exclusive of any other right which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these Bylaws, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in their official capacity and as to action in another capacity while holding office. The Corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees, or agents respecting indemnification and advances, to the fullest extent not prohibited by the DGCL.

Section 7.4.          Other Indemnification. The Corporation’s obligation, if any, to indemnify any person who was or is serving at its request as a director, officer, employee, or agent of another Corporation, partnership, joint venture, trust, enterprise, or nonprofit entity shall be reduced by any amount such person may collect as indemnification from such other Corporation, partnership, joint venture, trust, enterprise, or nonprofit entity.

Section 7.5.          Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of Corporation as a director, officer, employee, or agent of another Corporation, partnership, joint venture, trust, enterprise, or nonprofit entity against any liability asserted against them and incurred by them in any such capacity, or arising out of their status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of the DGCL.

Section 7.6.          Repeal, Amendment, or Modification. Neither the amendment, modification or repeal of this Article nor the adoption of any provision in these Bylaws inconsistent with this Article shall adversely affect any right or protection of an Indemnified Person with respect to any act or omission that occurred prior to the time of such amendment, modification, repeal or adoption.

ARTICLE VIII. EXCLUSIVE FORUM

Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for any stockholder (including a beneficial owner of stock) to bring (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of, or claim based on, breach of a fiduciary duty owed by, or other wrongdoing by, any director, officer, or other employee of the Corporation to the Corporation or the Corporation’s stockholders (including a beneficial owner of stock), (iii) any action asserting a claim against the Corporation arising pursuant to any provision of the DGCL, the Corporation’s Certificate of Incorporation or these Bylaws, or (iv) any action to interpret, apply, enforce or determine the validity of the Corporation’s Certificate of Incorporation or Bylaws, or (v) any action asserting a claim against the Corporation governed by the internal affairs doctrine. If any action the subject matter of which is within the scope of this Article VIII is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to: (i) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce this Article VIII (an “Enforcement Action”); and (ii) having service of process made upon such stockholder in any such Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder. Any person or entity purchasing or otherwise acquiring any interest in shares of stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article VIII.

Adopted: [●], 2024

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Form of Proxy – Annual Meeting to be held on May 14, 2024 Trader’s Bank Building 702, 67 Yonge Street Toronto ON M5E 1J8 Appointment of Proxyholder I/We being the undersigned holder(s) of Dakota Gold Corp. hereby appoint Robert Quartermain or failing this person, Patrick Malone or failing this person, Shawn Campbell OR Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein: as my/our proxyholder with full power of substitution and to attend, act, and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual Meeting of Dakota Gold Corp. to be held at 106 Glendale Dr Suite A Lead, South Dakota at 8:00am MT or at any adjournment thereof. 1. Election of Directors For Withhold For Withhold For Withhold a. Robert Quartermain b. Stephen O’Rourke c. Jonathan Awde d. Gerald Aberle e. Jennifer S. Grafton f. Amy K. Koenig g. Alice Schroeder 2. Ratification of the Appointment of Independent Registered Accounting Firm. To ratify the appointment of Ernst & Young LLP to serve as independent registered public accounting firm for the fiscal year ending December 31, 2024 as more particularly described in the proxy materials. For Against Abstain 3. Approval of Reincorporation. To approve a proposal to reincorporate the Company from the State of Nevada to the State of Delaware. For Against Abstain Authorized Signature(s) – This section must be completed for your instructions to be executed. I/we authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management. Signature(s): Date MM / DD / YY Dakota Gold Corp.

INSTEAD OF MAILING THIS PROXY, YOU MAY SUBMIT YOUR PROXY USING SECURE ONLINE VOTING AVAILABLE ANYTIME: This form of proxy is solicited by and on behalf of Management. Proxies must be received by 8:00am MT on May 10, 2024. Notes to Proxy 1. Each holder has the right to appoint a person, who need not be a holder, to attend and represent them at the Annual Meeting. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided on the reverse. 2. If the securities are registered in the name of more than one holder (for example, joint ownership, trustees, executors, etc.) then all of the registered owners must sign this proxy in the space provided on the reverse. If you are voting on behalf of a corporation or another individual, you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated. 3. This proxy should be signed in the exact manner as the name appears on the proxy. 4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder. 5. The securities represented by this proxy will be voted as directed by the holder; however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management. 6. The securities represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7. This proxy confers discretionary authority in respect of amendments to matters identified in the Notice of Meeting or other matters that may properly come before the meeting. 8. This proxy should be read in conjunction with the accompanying documentation provided by Management. To Vote Your Proxy Online please visit: https://vote.odysseytrust.com You will require the CONTROL NUMBER printed with your address to the right. If you vote by Internet, do not mail this proxy. To request the receipt of future documents via email and/or to sign up for Securityholder Online services, you may contact Odyssey Trust Company at https://odysseytrust.com/ca-en/help/. Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. A return envelope has been enclosed for voting by mail.